     As filed with the Securities and Exchange Commission on April 26, 2001



                                             1933 Act Registration No. 333-30551
                                             1940 Act Registration No.  811-7787

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      X
                                                                            ---
         Pre-Effective Amendment No.
                                     ------

         Post-Effective Amendment No.  12                                    X
                                     ------                                 ---


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              X
                                                                            ---

         Amendment No.  13                                                   X
                      ------                                                ---


                        (Check appropriate box or boxes.)

                                AIM SERIES TRUST
               -------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (713) 626-1919
                                                         -----------------

                                    Copy to:


Ofelia M. Mayo, Esq.                      Arthur J. Brown, Esq.

A I M Advisors, Inc.                      R. Darrell Mounts, Esq.
11 Greenway Plaza, Suite 100              Kirkpatrick & Lockhart LLP
Houston, Texas 77046                      1800 Massachusetts Avenue, N.W.
                                          2nd Floor
                                          Washington, D.C. 20036


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box):

       immediately upon filing pursuant to paragraph (b)
  ---

   X   on May 1, 2001 pursuant to paragraph (b)
  ---

       60 days after filing pursuant to paragraph (a)(1)
  ---
       on (date) pursuant to paragraph (a)(1)
  ---
       75 days after filing pursuant to paragraph (a)(2)
  ---
       on (date) pursuant to paragraph (a)(2)
  ---

If appropriate, check the following box:

       This post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

      AIM GLOBAL TRENDS FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Global Trends Fund seeks to provide long-term growth of capital.

                                                     AIM--Registered Trademark--

      PROSPECTUS

      MAY 1, 2001


                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES           1
- - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
- - - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                       3
- - - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                          3

Performance Table                             3

FEE TABLE AND EXPENSE EXAMPLE                 4
- - - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                     4

Expense Example                               4

FUND MANAGEMENT                               5
- - - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                   5

Advisor Compensation                          5

Portfolio Managers                            5

OTHER INFORMATION                             5
- - - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                 5

Dividends and Distributions                   5

FINANCIAL HIGHLIGHTS                          6
- - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                     A-1
- - - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-4

Exchanging Shares                           A-6

Pricing of Shares                           A-8

Taxes                                       A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - -


The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are servicemarks of A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of issuers in the following global industry sectors:

  - consumer products and services

  - financial services

  - health care

  - infrastructure

  - natural resources and

  - telecommunications and technology.

The fund considers a company to be in one of these industry sectors if it (1) derives at least 50% of either its revenues or earnings from activities related to that industry; or (2) devotes at least 50% of its assets to such activities, based on the company's most recent fiscal year.

  The fund may also invest up to 35% of its assets in equity securities of issuers in other global industry sectors and in debt securities of U.S. and foreign issuers. The fund will normally invest in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest substantially in securities denominated in one or more currencies.

  The fund may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycle. The fund may also invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."


  Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


  The portfolio managers invest fund assets by initially determining the industry sectors that they believe provide the most advantageous investment opportunities for meeting the fund's investment objective. If the portfolio managers determine that certain sectors are facing slow or negative growth, they will not invest fund assets in those sectors at that time. The portfolio managers then analyze specific companies within these sectors for possible investment. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currency, or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  Because the fund focuses its investments in particular industries, an investment in the fund may be more volatile than that of other investment companies that do not concentrate their investments in such a manner. The value of the shares of the fund will be especially susceptible to factors affecting the industries in which it focuses. In particular, each of the industries is subject to governmental regulation that may have a material effect on the products and services offered by companies in that industry.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total returns.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. Total return information in the bar chart and table below may be affected by special market factors, including the fund's investments in initial public offerings (IPOs), which had a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.


  Prior to August 27, 1999, the fund was not actively managed and invested its assets in other AIM funds (that were actively managed) based on the industry weighting of the companies comprising the Morgan Stanley Capital International ("MSCI") All Country World Index. Those AIM funds invested in the same global industry sectors the fund does: consumer products and services, financial services, health care, infrastructure, natural resources, and telecommunications and technology. Prior to that date, the fund, as a shareholder in other AIM funds, was indirectly bearing its pro rata share of the fees and expenses incurred by those funds.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                    [GRAPH]

                                             ANNUAL
YEAR ENDED                                   TOTAL
DECEMBER 31                                  RETURNS
-----------                                  -------
1998 .......................................  9.37%
1999 ....................................... 51.93%
2000 ....................................... -7.90%

During the period shown in the bar chart, the highest quarterly return was 34.24% (quarter ended December 31, 1999) and the lowest quarterly return was -17.89% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.


AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                                  SINCE     INCEPTION
December 31, 2000)                                           1 YEAR   INCEPTION     DATE
-------------------------------------------------------------------------------------------
Class A                                                      (12.29)%   11.20%    09/15/97
Class B                                                      (12.50)    11.61     09/15/97
Class C                                                       (9.21)    14.77     01/02/98
MSCI All Country World Index(1)                              (13.92)     9.49(2)  08/31/97(2)
MSCI World Index(3)                                          (13.18)    10.31(2)  08/31/97(2)
-------------------------------------------------------------------------------------------


(1) The MSCI All Country World Index measures the performance of securities listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

(3)The MSCI World Index measures the performance of 1,578 securities listed on major world stock exchanges. The fund has elected to use the MSCI World Index because it more closely resembles the securities in which the fund invests.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There is no guarantee that actual expenses will be the same as those shown below.


SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases
(as a percentage of
offering price)          4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                None(1)    5.00%     1.00%
-------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees           0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees      0.50      1.00      1.00

Other Expenses            0.66      0.66      0.66

Total Annual Fund
  Operating Expenses      2.14      2.64      2.64

Fee Waiver(2)             0.14      0.14      0.14

Net Expenses              2.00      2.50      2.50
-------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) The investment advisor has contractually agreed to limit the fund's total operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.



You may also be charged a transaction or other fee by the financial institution managing your account.


  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.


  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived or expenses are reimbursed, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $682    $1,113    $1,570     $2,830
Class B    767     1,120     1,600      2,853
Class C    367       820     1,400      2,973
----------------------------------------------


You would pay the following expenses if you did not redeem your shares:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $682    $1,113    $1,570     $2,830
Class B    267       820     1,400      2,853
Class C    267       820     1,400      2,973
----------------------------------------------

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 135 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended December 31, 2000, the advisor received compensation of 0.98% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are


- Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1995.



- A. Dale Griffin, III, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1989.



- Benjamin A. Hock, Jr., Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1994 to 1999, he was, among other offices, head of equity research at John Hancock Advisers, Inc.



- Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty.



- Derek S. Izuel, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997. From 1995 to 1997 he was a full time student.



- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.



- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1986.



- Barrett K. Sides, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1990.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Trends Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


  Total return information in this table has been affected by special market factors, including the fund's investments in initial public offerings (IPOs), which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.


  Prior to August 27, 1999, the fund was not actively managed and invested in other AIM funds.



                                                                                  CLASS A(a)
                                                              ---------------------------------------------------
                                                                                                 SEPTEMBER 15,
                                                                                                (DATE OPERATIONS
                                                                 YEAR ENDED DECEMBER 31,       COMMENCED) THROUGH
                                                              -----------------------------       DECEMBER 31,
                                                              2000(b)    1999(b)    1998(b)         1997(b)
                                                              -------    -------    -------    ------------------
Net asset value, beginning of period                          $ 15.78     $11.46     $10.63         $ 11.43
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.19)     (0.06)     (0.02)          (0.01)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.11)      5.86       1.01           (0.31)
=================================================================================================================
    Total from investment operations                            (1.30)      5.80       0.99           (0.32)
=================================================================================================================
Less distributions:
  Dividends from net investment income                             --         --      (0.02)             --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (1.15)     (1.48)     (0.14)             --
-----------------------------------------------------------------------------------------------------------------
  Returns of capital                                               --         --         --           (0.48)
=================================================================================================================
    Total distributions                                         (1.15)     (1.48)     (0.16)          (0.48)
=================================================================================================================
Net asset value, end of period                                $ 13.33     $15.78     $11.46         $ 10.63
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                 (7.90)%    51.93%      9.37%          (2.68)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,751    $20,595    $17,822         $15,145
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(d)   1.03%      0.50%           0.50%(e)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.14%(d)   1.16%      0.50%           0.50%(e)
=================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.27)%(d)  (0.50)%   (0.21)%         (0.35)%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                           260%       147%        28%              1%
_________________________________________________________________________________________________________________
=================================================================================================================



(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.


(b)  Calculated using average shares outstanding.


(c) Does not deduct sales charges and is not annualized for periods less than one year.


(d)  Ratios are based on average daily net assets of $21,286,571.


(e)  Annualized.

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                  CLASS B(a)
                                                              ---------------------------------------------------
                                                                                                 SEPTEMBER 15,
                                                                                                (DATE OPERATIONS
                                                                 YEAR ENDED DECEMBER 31,       COMMENCED) THROUGH
                                                              -----------------------------       DECEMBER 31,
                                                              2000(b)    1999(b)    1998(b)         1997(b)
                                                              -------    -------    -------    ------------------
Net asset value, beginning of period                          $ 15.62     $11.41     $10.62         $ 11.43
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.26)     (0.13)     (0.07)          (0.02)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.09)      5.82       1.00           (0.32)
=================================================================================================================
    Total from investment operations                            (1.35)      5.69       0.93           (0.34)
=================================================================================================================
Less distributions:
  Distributions from net realized gains                         (1.15)     (1.48)     (0.14)             --
-----------------------------------------------------------------------------------------------------------------
  Returns of capital                                               --         --         --           (0.47)
=================================================================================================================
    Total distributions                                         (1.15)     (1.48)     (0.14)          (0.47)
=================================================================================================================
Net asset value, end of period                                $ 13.12     $15.62     $11.41         $ 10.62
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                 (8.30)%    51.18%      8.83%          (2.83)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,279    $29,118    $25,555         $19,184
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.50%(d)   1.53%      1.00%           1.00%(e)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.64%(d)   1.66%      1.00%           1.00%(e)
=================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.77)%(d)  (1.00)%   (0.71)%         (0.85)%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                           260%       147%        28%              1%
_________________________________________________________________________________________________________________
=================================================================================================================



(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.


(b)  Calculated using average shares outstanding.


(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.


(d)  Ratios are based on average daily net assets of $26,336,340.


(e)  Annualized.



                                                                             CLASS C(a)
                                                              ----------------------------------------
                                                                                        JANUARY 2,
                                                                  YEAR ENDED           (DATE SALES
                                                                 DECEMBER 31,       COMMENCED) THROUGH
                                                              ------------------       DECEMBER 31,
                                                              2000(b)    1999(b)         1998(b)
                                                              -------    -------    ------------------
Net asset value, beginning of period                          $15.62     $11.40           $10.62
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.26)     (0.13)           (0.08)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.10)      5.83             1.00
======================================================================================================
    Total from investment operations                           (1.36)      5.70             0.92
======================================================================================================
Less distributions from net realized gains                     (1.15)     (1.48)           (0.14)
======================================================================================================
Net asset value, end of period                                $13.11     $15.62           $11.40
______________________________________________________________________________________________________
======================================================================================================
Total return(c)                                                (8.37)%    51.33%            8.94%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,789     $  500           $  249
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.50%(d)   1.53%            1.00%(e)
------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.64%(d)   1.66%            1.00%(e)
======================================================================================================
Ratio of net investment income (loss) to average net assets    (1.77)%(d)  (1.00)%         (0.71)%(e)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate                                          260%       147%              28%
______________________________________________________________________________________________________
======================================================================================================



(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.


(b)  Calculated using average shares outstanding.


(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.


(d)  Ratios are based on average daily net assets of $1,190,966.


(e)  Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------



                                      A-1                            MCF--04/01

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation


You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.


Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.


MCF--04/01                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:


                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         25                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------


HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.


PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------



                                      A-3                            MCF--04/01

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN


You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.


DOLLAR COST AVERAGING


Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $25.


AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS


Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.


REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.


MCF--04/01                           A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $250,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $250,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.


                                      A-5                            MCF--04/01

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and


(1) the amount is greater than $250,000;


(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.


REINSTATEMENT PRIVILEGE



You may, within 120 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.


REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


MCF--04/01                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------


                                     A-7                             MCF--04/01

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.


MCF--04/01                            A-8

                             ----------------------
                             AIM GLOBAL TRENDS FUND
                             ----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------


BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a
                             request by e-mail or
                             download prospectuses,
                             annual or semiannual
                             reports via our website:
                             http://www.aimfunds.com


---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------
AIM Global Trends Fund
SEC 1940 Act file number: 811-7787
----------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   GTR-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION






                     CLASS A, CLASS B, AND CLASS C SHARES OF
                             AIM GLOBAL TRENDS FUND


                             (A SERIES PORTFOLIO OF
                                AIM SERIES TRUST)


                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                                 ---------------










          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
            AND IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF
              THE ABOVE-NAMED FUND, A COPY OF WHICH MAY BE OBTAINED
              FREE OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                            A I M DISTRIBUTORS,INC.,
                    P.O. BOX 4739, HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

                                 ---------------


              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001 RELATING TO THE AIM GLOBAL TRENDS FUND PROSPECTUS DATED MAY 1, 2001

                                TABLE OF CONTENTS


                                                                                                               PAGE
INTRODUCTION......................................................................................................1

GENERAL INFORMATION ABOUT THE TRUST...............................................................................1

INVESTMENT STRATEGIES AND RISKS...................................................................................2

         Primary Investment Practices of the Fund.................................................................2
                  Financial Services Industry.....................................................................3
                  Infrastructure Industry.........................................................................3
                  Natural Resources Industry......................................................................3
                  Consumer Products and Services Industry.........................................................4
                  Health Care Industry............................................................................5
                  Telecommunications and Technology Industry......................................................5
         Other Investment Practices of the Fund...................................................................6

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................10

         Introduction............................................................................................10
         Special Risks of Options, Futures and Currency Strategies...............................................10
         Writing Call Options....................................................................................11
         Writing Put Options.....................................................................................12
         Purchasing Put Options..................................................................................13
         Purchasing Call Options.................................................................................13
         Index Options...........................................................................................15
         Interest Rate, Currency and Stock Index Futures Contracts...............................................16
         Options on Futures Contracts............................................................................18
         Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.....................18
         Forward Contracts.......................................................................................18
         Foreign Currency Strategies -- Special Considerations...................................................19
         Cover...................................................................................................20

ADDITIONAL RISK FACTORS..........................................................................................20

         General.................................................................................................20
         Financial Services Industry.............................................................................21
         Infrastructure Industry.................................................................................21
         Natural Resources Industry..............................................................................22
         Consumer Products and Services Industry.................................................................22
         Health Care Industry....................................................................................22
         Telecommunications and Technology Industry..............................................................22
         Debt Securities.........................................................................................23
         Investing in Smaller Companies..........................................................................24
         Illiquid Securities.....................................................................................24
         Foreign Securities......................................................................................25

INVESTMENT LIMITATIONS...........................................................................................26

         Investment Limitations of the Fund......................................................................26

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................29

         General Brokerage Policy................................................................................29
         Allocation of Portfolio Transactions....................................................................30
         Allocation of Initial Public Offering ("IPO") Securities Transactions...................................30
         Section 28(e) Standards.................................................................................31
         Transactions with Regular Brokers.......................................................................31

         Brokerage Commissions Paid..............................................................................32
         Portfolio Turnover......................................................................................32

MANAGEMENT.......................................................................................................32

         Trustees and Executive Officers.........................................................................32
         Management Services Relating to the Fund................................................................34
         Expenses of the Fund....................................................................................35

THE DISTRIBUTION PLANS...........................................................................................36

         The Class A and C Plan..................................................................................36
         The Class B Plan........................................................................................36
         Both Plans..............................................................................................37

THE DISTRIBUTOR..................................................................................................40

         Sales Charges and Dealer Concessions....................................................................42

REDUCTIONS IN INITIAL SALES CHARGES..............................................................................44

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS......................................................................48

HOW TO PURCHASE AND REDEEM SHARES................................................................................50

         Backup Withholding......................................................................................51

NET ASSET VALUE DETERMINATION....................................................................................52

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................53

         Reinvestment of Dividends and Distributions.............................................................53
         Tax Matters.............................................................................................53
         Taxation of the Fund....................................................................................53
         Reinstatement Privileges and Wash Sales.................................................................54
         Taxation of Certain Investment Activities...............................................................54
         Taxation of the Fund's Shareholders.....................................................................56

SHAREHOLDER INFORMATION..........................................................................................57

MISCELLANEOUS INFORMATION........................................................................................59

         Charges for Certain Account Information.................................................................59
         Custodian...............................................................................................59
         Transfer Agency and Fund Accounting Services............................................................60
         Independent Accountants.................................................................................60
         Legal Matters...........................................................................................60
         Shareholder Liability...................................................................................60
         Control Persons and Principal Holders of Securities.....................................................60

INVESTMENT RESULTS...............................................................................................61

         Total Return Quotations.................................................................................61
         Performance Information.................................................................................62

APPENDIX A......................................................................................................A-1

         Description of Commercial Paper Ratings................................................................A-1
         Description of Bond Ratings............................................................................A-1
         Absence of Rating......................................................................................A-2

FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION

         This Statement of Additional Information relates to the Class A, Class B and Class C shares of AIM Global Trends Fund, formerly known as GT Global New Dimension Fund, (the "Fund"). The Fund is a diversified series of AIM Series Trust (the "Trust"), an open-end management investment company organized as a Delaware business trust. The Fund seeks its investment objective by investing substantially all of its assets in the following global industry sectors: consumer products and services, financial services, health care infrastructure, natural resources, and telecommunications and technology. A I M Advisors, Inc. ("AIM") serves as the investment manager of and administrator for the Fund.


         The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the Fund being considered for investment. This information is included in a Prospectus (the "Prospectus"), dated May 1, 2001, which relates to the Class A, Class B and Class C shares of the Fund. Copies of the Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Fund's shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739, or by calling (800) 347-4246.


         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Fund. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus, and in order to avoid repetition, reference will be made herein to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE TRUST

         The Trust was previously organized as a Massachusetts business trust named "GT Global Series Trust," which was established on August 26, 1996 and which had one series named "GT Global New Dimension Fund." On May 29, 1998, the Trust was reorganized into a Delaware business trust, which was initially established on May 7, 1998. The Trust currently consists of one series, the Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. From time to time the Board of Trustees of the Trust may create new series of shares without the necessity of a vote of the shareholders of the Trust. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 29, 1998 relating to the Fund is that of GT Global New Dimension Fund.

         The term "majority of the outstanding shares" of the Trust, of the Fund or of a particular class of the Fund means, respectively, the vote of the lesser of (a) 67% or more of the shares of the Trust, Fund or such class present at a meeting of the Trust's shareholders, if the holders of more than 50% of the outstanding shares of the Trust, the Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Trust, the Fund or such class.

         Class A, Class B and Class C shares of the Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of the Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Other than the automatic conversion of Class B Shares to Class A Shares, there are no conversion rights.


         Class A shares, Class B shares and Class C shares of the Fund represent interests in the Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although Class A shareholders and Class B shareholders of the Fund must approve any material increase in fees payable with respect to the Class A shares of the Fund under the Class A and C Plan). If any additional series of the Trust are established, on any matter submitted to a vote of shareholders, shares of each series will be voted by its shareholders individually when the matter affects the specific interest of that series only, such as approval of its investment management arrangements. The shares of the Trust's series would be voted in the aggregate on other matters, such as the election of Trustees and ratification of the selection by the Board of Trustees of the Trust's independent accountants.


         Normally there will be no annual meeting of shareholders in any year, except as required under the Investment Company Act of 1940, as amended ("1940 Act"). Fund shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. A Trustee may be removed at any meeting of the shareholders of the Trust by a vote of the shareholders owning at least two-thirds of the outstanding shares. Any Trustee may call a special meeting of shareholders for any purpose. Furthermore, Trustees shall promptly call a meeting of shareholders solely for the purpose of removing one or more Trustees when requested in writing to do so by shareholders holding 10% of the Trust's outstanding shares.

         Pursuant to the Trust's Declaration of Trust, the Trust may issue an unlimited number of shares of the Fund. Each share of the Fund represents an interest in the Fund only, has a par value of $0.01 per share, represents an equal proportionate interest in the Fund with other Fund shares and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared at the discretion of the Board of Trustees. Each share of the Fund is equal in earnings, assets and voting privileges, except that each class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any, related to the distribution of its shares. Fund shares, when issued, are fully paid and nonassessable.


                         INVESTMENT STRATEGIES AND RISKS

PRIMARY INVESTMENT PRACTICES OF THE FUND

         The following discussion of investment strategies and risks supplements the discussion of investment objective and risks set forth in the Prospectus under the headings "Investment Objective and Strategies" and "Principal Risks of Investing in the Fund."

         The Fund's investment objective is long-term growth of capital. The Fund's investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. Unless specifically noted, the Fund's investment policies described in the Prospectus and this Statement of Additional Information, are not fundamental policies and may be changed by the Trust's Board of Trustees without shareholder approval.

         In addition to the investment practices described in the Prospectus, the Fund may engage in certain other investment practices, including lending their portfolio securities; purchasing securities on a when-issued or delayed delivery basis; entering into repurchase or reverse repurchase agreements; and borrowing money. There is no assurance that the Fund will achieve its investment objective.

         The Fund invests primarily in six global industry sectors; consumer products and services, financial services, health care, infrastructure, natural resources and telecommunications and technology, so the Fund's investment performance is directly related to the investment performance of the companies in those sectors. In particular, each of the sectors is subject to governmental regulation that may have a material effect on the products and services offered by companies in these industries.

Financial Services Industry

         Examples of financial services companies include commercial banks and savings institutions and loan associations and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; insurance brokerages; securities brokerage and investment advisory companies; real estate-related companies; leasing companies; and a variety of firms in all segments of the insurance field such as multi-line, property and casualty and life insurance and insurance holding companies.


         AIM believes an accelerating rate of global economic interdependence will lead to significant growth in the demand for financial services. In addition, in AIM's view, as the industries evolve, opportunities will emerge for those companies positioned for the future. Thus, AIM expects that banking and related financial institution consolidation in the developed countries, increased demand for retail borrowing in developing countries, a growing need for international trade-based financing, a rising demand for sophisticated risk management, the proliferating number of liquid securities markets around the world, and larger concentrations of investable assets should lead to growth in financial services companies that are positioned for the future.


Infrastructure Industry

         Examples of infrastructure companies include those engaged in designing, developing or providing the following products and services: electricity production; oil, gas, and coal exploration, development, production and distribution; water supply, including water treatment facilities; nuclear power and other alternative energy sources; transportation, including the construction or operation of transportation systems; steel, concrete, or similar types of products; communications equipment and services (including equipment and services for both data and voice transmission); mobile communications and cellular radio/paging; emerging technologies combining telephone, television and/or computer systems; and other products and services, which, in AIM's judgment, constitute services significant to the development of a country's infrastructure.

         AIM believes that a country's infrastructure is one key to the long-term success of that country's economy. AIM believes that adequate energy, transportation, water, and communications systems are essential elements for long-term economic growth. AIM believes that many developing nations, especially in Asia and Latin America, plan to make significant expenditures to the development of their infrastructure in the coming years, which is expected to facilitate increased levels of services and manufactured goods.

         In the developed countries of North America, Europe, Japan and the Pacific Rim, AIM expects that the replacement and upgrade of transportation and communications systems should stimulate growth in the infrastructure industries of those countries. In addition, in AIM's view, deregulation of telecommunications and electric and gas utilities in many countries is promoting significant changes in these industries.

         AIM believes that strong economic growth in developing countries and infrastructure replacement, upgrade, and deregulation in more developed countries provide an environment for favorable investment opportunities in infrastructure companies worldwide. In addition, the long-term growth rates of certain foreign countries' economies may be substantially higher than the long-term growth rate of the U.S. economy. An integral aspect of certain foreign countries' economies may be the development or improvement of their infrastructure.

Natural Resources Industry

         Examples of natural resource companies include those which own, explore or develop: energy sources (such as oil, gas and coal); ferrous and non-ferrous metals (such as iron, aluminum, copper, nickel, zinc and lead), strategic metals (such as uranium and titanium) and precious metals (such as gold, silver and platinum); chemicals; forest products (such as timber, coated and uncoated tree sheet, pulp and newsprint); other basic commodities (such as foodstuffs); refined products (such as chemicals and steel) and service companies that sell to these producers and refiners; and other products and services, which, in AIM's opinion are significant to the ownership and development of natural resources and other basic commodities.

         AIM believes that the liberalization of formerly socialist economies will bring about dramatic changes in both the supply and demand for natural resources. In addition, rapid industrialization in developing countries of Asia and Latin America is generating new demands for industrial materials that are affecting world commodities markets. AIM believes these changes are likely to create investment opportunities that benefit from new sources of supply and/or from changes in commodities prices.

         AIM also believes that investments in natural resource companies offer an opportunity to protect wealth against the capital-eroding effects of inflation. During periods of accelerating inflation or currency uncertainty, worldwide investment demand for natural resources, particularly precious metals, tends to increase, and during periods of disinflation or currency stability, it tends to decrease. AIM believes that rising commodity prices and increasing worldwide industrial production may favorably affect share prices of natural resource companies, and investments in such companies can offer excellent opportunities to offset the effects of inflation.

         AIM has identified four areas in the natural resources industry that it expects will create investment opportunities: (i) improving supply/demand fundamentals, which may result in higher commodity prices; (ii) privatization of state-owned natural resource businesses; (iii) management which can improve production efficiencies without correspondingly increasing commodity prices; and
(iv) service companies with emerging technologies that can enhance productivity or reduce production costs. Of course, there is no certainty that these factors will produce the anticipated results.

Consumer Products and Services Industry

         Examples of consumer products and services companies include those that manufacture, market, retail, or distribute: durable goods (such as homes, household goods, automobiles, boats, furniture and appliances, and computers); non-durable goods (such as food and beverages and apparel); media, entertainment, broadcasting, publishing and sports-related goods and services (such as television and radio broadcast, motion pictures, wireless communications, gaming casinos, theme parks, restaurants and lodging); and goods and services to companies in the foregoing industries (such as advertisers, textile companies and distribution and shipping companies).

         The Fund expects that a significant portion of its assets may be invested in the securities of U.S. issuers from time to time, particularly those that market their products globally. However, consumer products and services companies of a particular nation or region of the world are often operated and owned in their local markets, close to their customers. These companies, AIM believes, may offer superior opportunities for capital growth as compared to their larger, multinational counterparts. Certain global markets may be more attractive than others from time to time; companies dependent on U.S. markets, for example, may be outperformed by companies not dependent on U.S. markets.

         AIM also believes that the demand for consumer products and services worldwide will increase along with rising disposable incomes in both developed and developing nations. Emerging economies, such as those in China, Southeast Asia, Eastern Europe and Latin America, offer opportunities for the growth and expansion of consumer markets. These regions currently comprise a growing source of inexpensive consumer products for export and a growing source of demand for consumer products and services as the disposable incomes of their populations increase. In AIM's view, these changes are likely to create investment opportunities in companies, both local and multinational, that are able to employ innovative manufacturing, marketing, retailing and distribution methods to open new markets and/or expand existing markets.

Health Care Industry

         Examples of health care companies include those that are substantially engaged in the design, manufacture or sale of products or services used for or in connection with health care or medicine. Such firms may include pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development; and companies involved in the ownership and/or operation of health care facilities.

         The Fund expects that, from time to time, a significant portion of its assets may be invested in the securities of U.S. issuers. Health care industries, however, are global industries with significant, growing markets outside of the United States. A sizable portion of the companies which comprise the health care industries are headquartered outside of the United States, and many important pharmaceutical and biotechnology discoveries and technological breakthroughs have occurred outside of the United States, primarily in Japan, the United Kingdom and Western Europe.

         AIM believes that the global health care industries offer attractive long-term supply/demand dynamics. While the United States, Western Europe, and Japan presently account for a substantial portion of health care expenditures, this should change dramatically in the coming decade if the populations of developing countries devote an increasing percentage of income to health care. Additionally, AIM believes demographics on aging point to a significant increase in demand from the industrialized nations, as the elderly account for a growing proportion of worldwide health care spending. Finally, in AIM's view, technology will continue to expand the range of products and services offered, with new drugs, medical devices and surgical procedures addressing medical conditions previously considered untreatable.

         In addition to these underlying trends, the United States is presently experiencing a period of rapid and profound change in its own health care system, marked by the rise of managed care, the formation of health care delivery networks, and widespread consolidation across all segments of the industry. AIM believes that this transition offers investment opportunities in those companies acting as consolidators or otherwise gaining market share at the expense of less efficient competitors.

Telecommunications and Technology Industry

         Examples of telecommunications and technology companies include those engaged in designing, developing or providing the following products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment; broadcasting (including television and radio, satellite, microwave and cable television and narrowcasting); computer components, equipment, and software equipment; Internet technology; mobile communications and cellular radio/paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; videotext and teletext; and emerging technologies combining telephone, television and/or computer systems.

         AIM believes that there are opportunities for continued growth in demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information. The pervasive societal impact of communications and information technologies has been accelerated by the lower costs and higher efficiencies that result from the blending of computers with telecommunications systems. Accordingly, companies engaged in the production of methods for using electronic and, potentially, video technology to communicate information are expected to be important in the Fund's portfolio. Older technologies, such as photography and print also may be represented, however.

         AIM has identified four areas in the telecommunications and technology industry that it expects will create investment opportunities: (i) deregulation of companies in the industry, which will allow competition to promote greater efficiencies; (ii) privatization of state-owned telecommunications businesses;
(iii) development of infrastructure in underdeveloped countries and upgrading of services in other countries; and (iv) emerging technologies that will enhance productivity and reduce costs in the telecommunications industry. Of course, there is no certainty that these factors will produce the anticipated results.

         SELECTION OF EQUITY INVESTMENTS AND ASSET ALLOCATION. The Fund expects that, from time to time, a significant portion of its assets may be invested in the securities of domestic issuers. The industries represented in the Fund, however, are global industries with significant, growing markets outside of the United States. A sizable proportion of the companies that comprise the industries in which the Fund invests are headquartered outside of the United States.

         For these reasons, AIM believes that a portfolio composed only of securities of U.S. issuers does not provide the greatest potential return from an investment by the Fund. AIM uses its financial expertise in markets located throughout the world and the substantial global resources of AMVESCAP PLC in attempting to identify those countries and companies then providing the greatest potential for long-term capital appreciation. In this fashion, AIM seeks to enable shareholders to capitalize on the substantial investment opportunities and the potential for long-term capital presented by the industries represented in the Fund.

OTHER INVESTMENT PRACTICES OF THE FUND

         U.S. GOVERNMENT SECURITIES. The Fund may invest in various direct obligations of the U.S. Treasury and obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (collectively, "U.S. government securities"). Among the U.S. government securities that may be held by the Fund are securities that are supported by the full faith and credit of the United States; securities that are supported by the right of the issuer to borrow from the U.S. Treasury; and securities that are supported solely by the credit of the instrumentality.

         There may be times when, in AIM's opinion, prevailing market, economic or political conditions warrant reducing the proportion of the Fund's assets invested in equity securities and increasing the proportion held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in debt securities or high quality money market instruments issued by corporations, or the United States, or a foreign government. A portion of the Fund's assets normally will be held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in foreign or domestic high quality money market instruments pending investment of proceeds from new sales of Fund shares to provide for ongoing expenses and to satisfy redemptions.

         In certain countries, governmental restrictions and other limitations on investment may affect the Fund's ability to invest in such countries. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals. AIM is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Fund as described in the Fund's Prospectus and Statement of Additional Information. Restrictions may in the future, however, make it undesirable to invest in certain countries. The Fund does not have a present intention of making any significant investment in any country or stock market in which AIM considers the political or economic situation to threaten the Fund with substantial or total loss of its investment in such country or market.


         EQUITY-LINKED DERIVATIVES. The Fund may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optomised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies. See "Investments in Other Investment Companies."

         INVESTMENTS IN OTHER INVESTMENT COMPANIES. With respect to certain countries, investments by the Fund presently may be made only by acquiring shares of other investment companies (including investment vehicles or companies advised by AIM or its affiliates) with local governmental approval to invest in those countries. At such time as direct investment in these countries is allowed, the Fund anticipates investing directly in these markets.

         The Fund may invest in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to the Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Fund has obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment adviser (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Fund.

         WARRANTS OR RIGHTS. Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

         LENDING OF FUND SECURITIES. For the purpose of realizing additional income, the Fund may make secured loans of its securities holdings amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash, U.S. government securities, or certain irrevocable letters of credit at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The Fund may pay reasonable administrative and custodial fees in connection with the loan of their securities. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund will have a right to call each loan and obtain the securities within the stated settlement period. The Fund will not have the right to vote equity securities while they are being lent, but it may call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by AIM to be of good standing and will not be made unless, in AIM's judgment, the consideration to be earned from such loans would justify the risk.

         COMMERCIAL BANK OBLIGATIONS. For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations may, however, be limited by the terms of a specific obligation and by government regulation. As with investments in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of U.S. issuers. Although the Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

         REPURCHASE AGREEMENTS. A repurchase agreement is a transaction in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer on an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks and dealers believed by AIM to present minimal credit risks in accordance with guidelines established by the Board of Trustees. AIM will review and monitor the creditworthiness of such institutions under the Board's general supervision.

         The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund's ability to sell the collateral and it could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such code that would allow the immediate resale of such collateral. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

         BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS. The Fund may borrow from banks or may borrow through reverse repurchase agreements and "roll" transactions in connection with meeting requests for the redemptions of the Fund's shares. The Fund's borrowings will not exceed 33 1/3% of its total assets, i.e., the Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of the Fund's securities holdings or other factors cause the ratio of its total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. However, no additional investments will be made if the Fund's borrowings exceed 5% of its total assets. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if it did not borrow.

         The Fund's fundamental investment limitations permit it to borrow money for leveraging purposes. However, the Fund is currently prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by the Board. If the Fund employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the net asset value of the Fund. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case.

         The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of securities to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the securities in the future at an agreed upon price, which includes an interest component. The Fund may also engage in "roll" borrowing transactions, which involve the sale of Government National Mortgage Association certificates or other securities together with a commitment (for which the Fund may receive a fee) to purchase similar, but not identical, securities at a future date. The Fund will segregate cash or liquid securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

         WHEN-ISSUED OR FORWARD COMMITMENT SECURITIES. The Fund may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time that the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will purchase or sell when-issued securities or enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time that the Fund enters into a transaction on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian and will mark to market daily such assets. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

         SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. The Fund may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, or in similar securities, and (ii) in order to maintain flexibility in its securities holdings.

         When the Fund makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker/dealer or other intermediary through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

         The Fund's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral deposited with the intermediary. The Fund will also be required to deposit collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security regarding payment of any amounts received by it on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such intermediary.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, it will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss theoretically is unlimited.

         The Fund will not make a short sale if, after giving effect to the sale, the market value of the securities sold short exceeds 25% of the value of its total assets or its aggregate short sales of the securities of any one issuer exceed the lesser of 2% of its net assets or 2% of the securities of any class of the issuer. Moreover, the Fund may engage in short sales only with respect to securities listed on a national securities exchange.


         TEMPORARY DEFENSIVE STRATEGIES. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, (U.S. dollars, foreign currencies or multinational currency units) money market instruments, or high-quality debt securities. The Fund may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. To the extent the Fund employs a temporary defensive strategy, it will not be invested so as to achieve directly its investment objective.

         Money market instruments in which the Fund may invest include, but are not limited to, United States government securities; high-grade commercial paper; bank certificates of deposit; bankers' acceptances and repurchase agreements related to any of the foregoing. "High-grade commercial paper" refers to commercial paper rated A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or P-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, determined by AIM to be of comparable quality.

         PRIVATIZATIONS. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). AIM believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.


                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

         The Fund may use forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund may invest in such instruments up to the full value of its portfolio assets.

         To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. The Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such future contracts to hedge against movements in exchange rates.

         In addition, the Fund may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that AIM intends to include in the Fund's holders. The Fund also may purchase and sell put and call options on stock indexes to hedge against overall fluctuations in the securities markets generally or in a specific market sector.

         Further, the Fund may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market decline or a decline in a specific market sector that could affect adversely the Fund's holders. The Fund also may purchase stock index futures contracts and purchase call options or write put options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. The Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

         The use by the Fund of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon AIM's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While AIM is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because AIM projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time.

         (5) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

WRITING CALL OPTIONS

         The Fund may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of AIM, are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

         A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice, requiring him or her to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in their policies that limit the pledging or mortgaging of their assets.

         Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

         The premium that the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, AIM will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date, or both.

         The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

         The exercise price of the options may be below, equal to or above the current market values of the underlying securities, indices or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS

         The Fund may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         The Fund generally would write put options in circumstances where AIM wishes to purchase the underlying security or currency for the Fund's holdings at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at greater than its market value.

PURCHASING PUT OPTIONS

         The Fund may purchase put options on securities, indices and currencies. As the holder of a put option, the Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         The Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

         The Fund may also purchase put options at a time when it does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, that the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS

         The Fund may purchase call options on securities, indices and currencies. As the holder of a call option, the Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         The Fund may also purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of its current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill its delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

         Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of each purchase.

         The Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives the Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A call option gives the Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. The Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

         The staff of the SEC considers purchased OTC options to be illiquid securities. The Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appear to be liquid secondary markets. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS

         Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

         The Fund may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Fund only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

         Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate, currency exchange rate and stock market fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

         A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

         Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September deutschmarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September deutschmarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

         The Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

         There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

         Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

         Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contracts prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contracts and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

         If the Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS

         Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

         If the Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

         The Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

         To the extent that the Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CONTRACTS

         A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the Forward Contract. The Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

         The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

         Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Board.

         The Fund may enter into Forward Contracts either with respect to specific transactions or with respect to its overall investments. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Fund to sustain losses on these contracts and transaction costs.

         At or before the maturity of a Forward Contract requiring the Fund to sell a currency, it either may sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS

         The Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the portfolio manager believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, the Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

         Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER

         Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by the Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.


                             ADDITIONAL RISK FACTORS

GENERAL

         Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure, and entitle holders to an interest in the assets of the issuer, if any, remaining after all more senior claims have been satisfied. The value of equity securities held by the Fund will fluctuate in response to general market and economic developments, as well as developments affecting the particular issuers of such securities. The value of debt securities held by the Fund generally will fluctuate with changes in the perceived creditworthiness of the issuers of such securities and interest rates.

FINANCIAL SERVICES INDUSTRY

         Companies in the financial services sector are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy), and volatile performance dependent upon the availability and cost of capital and prevailing interest rates. In addition, general economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties potentially may have an adverse effect on companies in these industries. Foreign banks, particularly those of Japan, have reported financial difficulties attributed to increased competition, regulatory changes, and general economic difficulties.

         The financial services area in the United States currently is changing relatively rapidly as existing distinctions between various financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance fields. Investment banking, securities brokerage, and investment advisory companies are subject to government regulation and risk due to securities trading and underwriting activities.

         Many of the investment considerations discussed in connection with banks, savings institutions and loan associations, and finance companies also apply to insurance companies. The performance of insurance company investments will be subject to risk from several factors. The earnings of insurance companies will be affected by interest rates, pricing (including severe pricing competition from time to time), claims activity, marketing competition and general economic conditions. Particular insurance lines also will be influenced by specific matters. Property and casualty insurance profits may be affected by certain weather catastrophes and other disasters. Life and health insurers' profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations, and profitability.

INFRASTRUCTURE INDUSTRY

         The nature of regulation of infrastructure industries continues to evolve in both the United States and foreign countries, and changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services offered by companies in the infrastructure industries. Electric, gas, water, and most telecommunications companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Government regulation may also hamper the development of new technologies. Adverse regulatory developments could therefore potentially affect the performance of the Fund.

         In addition, many infrastructure companies have historically been subject to the risks attendant to increases in fuel and other operating costs, high interest costs on borrowed funds, costs associated with compliance with environmental, and other safety regulations and changes in the regulatory climate. Changes in prevailing interest rates may also affect the Infrastructure Fund's share values because prices of equity and debt securities of infrastructure companies tend to increase when interest rates decline and decrease when interest rates rise. Further, competition is intense for many infrastructure companies. As a result, many of these companies may be adversely affected in the future and such companies may be subject to increased share price volatility. In addition, many companies have diversified into oil and gas exploration and development, and therefore returns may be more sensitive to energy prices.

         Some infrastructure companies, such as water supply companies, operate in highly fragmented market sectors due to local ownership. In addition, some of these companies are mature and experience little or no growth. Either of these factors could have a material effect on infrastructure companies and could therefore affect the performance of the Fund.

NATURAL RESOURCES INDUSTRY

         The Fund invests in companies that engage in the exploration, development, and distribution of coal, oil and gas in the United States. These companies are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered. In addition, many natural resource companies historically have been subject to significant costs associated with compliance with environmental and other safety regulations. Governmental regulation may also hamper the development of new technologies.

         Further, competition is intense for many natural resource companies. As a result, many of these companies may be adversely affected in the future and the value of the securities issued by such companies may be subject to increased price volatility. Such companies may also be subject to irregular fluctuations in earnings due to changes in the availability of money, the level of interest rates, and other factors.

         The value of securities of natural resource companies will fluctuate in response to market conditions for the particular natural resources with which the issuers are involved. The price of natural resources will fluctuate due to changes in worldwide levels of inventory, and changes, perceived or actual, in production and consumption. With respect to precious metals, such price fluctuations may be substantial over short periods of time. In addition, the value of natural resources may fluctuate directly with respect to various stages of the inflationary cycle and perceived inflationary trends and are subject to numerous factors, including national and international politics.

CONSUMER PRODUCTS AND SERVICES INDUSTRY

         The performance of consumer products and services companies relates closely to the actual and perceived performance of the overall economy, interest rates, and consumer confidence. In addition, many consumer products and services companies have unpredictable earnings, due in part to changes in consumer tastes and intense competition. As a result of either of these factors, consumer products and services companies may be subject to increased share price volatility.

         The consumer products and services industry may also be subject to greater government regulation than many other industries. Changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services offered by companies in the consumer products and services industries. Such governmental regulations may also hamper the development of new business opportunities.

HEALTH CARE INDUSTRY

         Health care industries generally are subject to substantial governmental regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care industries and therefore could affect the performance of the Fund. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

TELECOMMUNICATIONS AND TECHNOLOGY INDUSTRY

         Telecommunications and technology industries may be subject to greater governmental regulation than many other industries and changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services offered by companies in those industries. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. In addition, certain types of companies in the telecommunications and technology industries are engaged in fierce competition for market share that could result in increased share price volatility.

DEBT SECURITIES

         The value of the debt securities held by the Fund generally will vary conversely with market interest rates. If interest rates in a market fall, the value of the debt securities held by the Fund ordinarily will rise. If market interest rates increase, however, the debt securities owned by the Fund in that market will be likely to decrease in value.

         Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P, and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation for such lower quality debt and C the highest degree of speculation. For Moody's, Baa indicates the lowest degree of speculation for such lower quality debt and C the highest degree of speculation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These lower quality debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." See Appendix A for a description of the various debt ratings.

         Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

         The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

         Lower quality debt securities of corporate issuers frequently have call or buy-back features that permit the issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing their portfolio investments. The Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

         In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Fund may invest include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Fund may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on portfolio holdings, and the Fund may have limited legal recourse in the event of a default.

         AIM attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors.

INVESTING IN SMALLER COMPANIES

         While the Fund's holdings normally will include securities of established suppliers of traditional products and services, the Fund may invest in smaller companies which can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, established issuers. Such smaller companies may have limited resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

ILLIQUID SECURITIES

         The Fund may invest up to 15% of its net assets in illiquid securities. Securities may be considered illiquid if the Fund cannot reasonably expect within seven days to sell the securities for approximately the amount at which it values such securities. See "Investment Limitations." The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in OTC markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are liquid.

         Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

         With respect to liquidity determinations generally, the Board has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to AIM, in accordance with procedures approved by the Board. AIM takes into account a number of factors in reaching liquidity decisions, including (i) the frequency of trading in the security, (ii) the number of dealers that make quotes for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). AIM monitors the liquidity of securities held by the Fund and periodically reports such determinations to the Board. If the liquidity percentage restriction of the Fund is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by the Fund resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by the Fund increases above the applicable limit, AIM will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Fund. AIM believes that carefully selected investments in joint ventures, cooperatives, partnerships and state enterprises that are illiquid (collectively, "Special Situations") could enable the Fund to achieve capital appreciation substantially exceeding the appreciation it would realize if it did not make such investments. However, in order to attempt to limit investment risk, the Fund will invest no more than 5% of its total assets in Special Situations.

FOREIGN SECURITIES


         The Fund may hold foreign securities. Such investments may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         To the extent the Fund invests in securities denominated in foreign currencies, the Fund bears the risk of changes in the exchange rates between U.
S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

         Investments by the Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments by the Fund in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

         Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. On January 1, 2001, Greece became a member of the EMU. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

         Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

         Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

         Market Risk. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.



                             INVESTMENT LIMITATIONS

INVESTMENT LIMITATIONS OF THE FUND

         The following fundamental limitations of the Fund cannot be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

         1. The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.


         2. The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         3. The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

         4. The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions, of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investment in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by government or political subdivisions of governments, or (iii) bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         5. The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         6. The Fund will not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         7. The Fund may not make personal loans or loans to persons who control or are under the common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         8. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.


         The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Fund follows internal guidelines relating to certain of these restrictions which the adviser must follow in managing the Fund. Any changes to these guidelines, which are set forth below, require the approval of the Board of Trustees.


         1. In complying with the diversification restriction set forth in (1) above, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
         (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies and their series portfolios that have AIM as an investment adviser, subject to the terms and conditions of any exemptive orders issued by the SEC.

         2. In complying with the borrowing restriction set forth in (2) above, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker/dealers or other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment adviser (an "AIM Fund"). The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowing from banks exceed 5% of the Fund's total assets.

         3. In complying with the concentration restriction set forth in (4) above, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         4. In complying with the lending restrictions set forth in (7) above, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

         5. Notwithstanding the restriction set forth in (8) above, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and limitations as the Fund.


         6. The Fund will not invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

         7. The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

         8. The Fund will not purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contract or derivative instruments;

         9. The Fund will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.


         If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions. The percentage limitations applicable to borrowings and reverse repurchase agreements will be applied in accordance with applicable provisions of the 1940 Act and the rules and regulations promulgated thereunder which specifically limit the Fund's borrowing abilities. The Fund may exchange securities, exercise conversion or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of the Fund's compliance with the investment percentage limitations referred to above and in the Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY


         AIM makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

         Some of the securities in which the Fund invests are traded in over-the-counter markets. In such transactions, the Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.


         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.


         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Fund and of the other AIM Funds. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

         The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of the Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, the Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in affiliated money market funds) provided the Fund follows procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

         Under the 1940 Act, certain persons affiliated with the Trust are prohibited from dealing with the Fund as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The 1940 Act also prohibits the Funds from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Trust are members except in accordance with certain conditions.

ALLOCATION OF PORTFOLIO TRANSACTIONS


         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to the Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") SECURITIES TRANSACTIONS


         From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds and accounts participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:


         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account with an asset level of less than $500 million will be placed in one of three tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points.

         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in syndicates, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund and account.

SECTION 28(e) STANDARDS


         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Fund may pay a broker higher commissions than those available from another broker.


         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.


         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

TRANSACTIONS WITH REGULAR BROKERS

         As of December 31, 2000, the Fund held an amount of common stock issued by Merrill Lynch & Co. having a market value of $450,038, and common stock issued by Lehman Brothers Holdings having a market value of $351,650.

BROKERAGE COMMISSIONS PAID

         For the fiscal year ended December 31, 2000, and for the period ended December 31, 1999, the Fund paid aggregate brokerage commissions of $295,680 and $81,004, respectively.


PORTFOLIO TURNOVER

         Although the Fund does not intend generally to trade for short-term profits, the securities held by the Fund will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the Fund's average month-end portfolio value, excluding short-term investments. The portfolio turnover rate will not be a limiting factor when management deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly, and may result in the realization of net capital gains that are taxable when distributed to the Fund's shareholders.


         Prior to August 27, 1999, the Fund invested substantially all of its assets in the AIM Theme Funds and periodically rebalanced its investments among those funds. In August 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. This led to a substantial difference in portfolio turnover rates in fiscal years ending in 1999 and 2000. For the fiscal years ended December 31, 2000 and 1999, the portfolio turnover rates were 260% and 147%, respectively.



                                   MANAGEMENT

TRUSTEES AND EXECUTIVE OFFICERS

         The Trust's Trustees and Executive Officers are listed below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.


                                                 PAST
                                          POSITIONS HELD WITH    PRINCIPAL OCCUPATION DURING AT LEAST THE PAST
    NAME, ADDRESS AND AGE                     REGISTRANT         5 YEARS
    ---------------------                 -------------------    ---------------------------------------------
*ROBERT H. GRAHAM (54)                   Trustee, Chairman and   Director, President and Chief Executive Officer,
                                               President         A I M Management Group Inc.; Director and President,
                                                                 A I M Advisors, Inc.; Director and Senior Vice
                                                                 President, A I M Capital Management, Inc., A I M
                                                                 Distributors, Inc., A I M Fund Services, Inc. and
                                                                 Fund Management Company; and Director and Vice
                                                                 Chairman, AMVESCAP PLC.

C. DEREK ANDERSON (60)                          Trustee          Senior Managing Partner, Plantagenet Capital
456 Montgomery Street                                            Management, LLC (an investment partnership); Chief
Suite 200                                                        Executive Officer, Plantagenet Holdings, Ltd. (an
San Francisco, CA 94104                                          investment banking firm); Director, PremiumWear,
                                                                 Inc. (formerly Munsingwear, Inc.) (a casual apparel
                                                                 company), 'R' Homes, Inc. and various other
                                                                 privately owned companies.


----------

         * A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 Act.

                                                 PAST
                                          POSITIONS HELD WITH    PRINCIPAL OCCUPATION DURING AT LEAST THE PAST
    NAME, ADDRESS AND AGE                     REGISTRANT         5 YEARS
    ---------------------                 -------------------    ---------------------------------------------
FRANK S. BAYLEY (61)                            Trustee          Partner, law firm of Baker & McKenzie; Director
Two Embarcadero Center                                           and Chairman, Stimson Marina, Inc., a subsidiary
Suite 2400                                                       of C. D. Stimson Company (a private investment
San Francisco, CA 94111                                          company) and Trustee, The Badgley Funds.

RUTH H. QUIGLEY (66)                            Trustee          Private investor; and President, Quigley Friedlander
1055 California Street                                           & Co., Inc. (a financial advisory services firm) from
San Francisco, CA 94108                                          1984 to 1986.

MELVILLE B. COX (57)                         Vice President      Vice President and Chief Compliance Officer, A I M
                                                                 Advisors, Inc., A I M Capital Management, Inc.,
                                                                 A I M Distributors, Inc., A I M Fund Services, Inc.
                                                                 and Fund Management Company.

GARY T. CRUM (53)                            Vice President      Director and President, A I M Capital Management,
                                                                 Inc.; Director and Executive Vice President, A I M
                                                                 Management Group Inc.; Director and Senior Vice
                                                                 President, A I M Advisors, Inc.; and  Director,
                                                                 A I M Distributors, Inc. and AMVESCAP PLC.

CAROL F. RELIHAN (46)                        Vice President      Director, Senior Vice President, General Counsel
                                             and Secretary       and Secretary, A I M Advisors, Inc.; Senior Vice
                                                                 President, General Counsel and Secretary, A I M
                                                                 Management Group Inc.; Director, Vice President
                                                                 and General Counsel, Fund Management Company; Vice
                                                                 President and General Counsel, A I M Fund Services,
                                                                 Inc.; and Vice President, A I M Capital Management,
                                                                 Inc. and A I M Distributors, Inc.

DANA R. SUTTON (42)                        Vice President and    Vice President and Fund Controller, A I M Advisors,
                                               Treasurer         Inc.; and Assistant Vice President and Assistant
                                                                 Treasurer, Fund Management Company.



         The Board of Trustees has a Nominating and Audit Committee, comprised of Ms. Quigley (Chairman) and Messrs. Anderson and Bayley, which is responsible for nominating persons to serve as

Trustees, reviewing audits of the Trust and its funds and recommending firms to serve as independent auditors of the Trust. All of the Trust's Trustees also serve as trustees of some or all of the other investment companies managed, administered or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed, administered or advised by AIM. Each Trustee who is not a director, officer or employee of AIM or any other affiliated company is paid an annual retainer component, plus a per-meeting fee component and reimbursed travel and other expenses incurred in connection with attendance at such meetings.


         For the fiscal year ended December 31, 2000, Mr. Anderson, Mr. Bayley and Ms. Quigley, who are not directors, officers or employees of AIM or any affiliated company, received total compensation of $3,346, $3,415 and $3,415, respectively, from the Trust for their services as Trustees. For the fiscal year ended December 31, 2000, Mr. Anderson, Mr. Bayley and Ms. Quigley, who are not directors, officers or employees of AIM or any other affiliated company, received total compensation of $103,000, $105,000 and $105,000, respectively, from the investment companies managed or administered by AIM for which he or she served as a Trustee. Fees and expenses disbursed to the Trustees contained no accrued or payable pension or retirement benefits. Other Trustees and officers receive no compensation or expense reimbursement from the Trust. As of March 30, 2001, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.


MANAGEMENT SERVICES RELATING TO THE FUND


         AIM was organized in 1976, and along with its subsidiaries, manages or advises approximately 135 investment portfolios encompassing a broad range of investment objectives.


         AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM is the sole shareholder of the Fund's principal underwriter, AIM Distributors.

         AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are independent investment management groups that have a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.


         In addition to the investment resources of their Houston office, AIM draws upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Fund, AIM employs a team approach, taking advantage of its investment resources around the world.


         AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees to (a) pre-clear all personal securities transactions subject to the Code of Ethics; (b) file reports regarding such transactions; (c) refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security (subject to a de minimis exception), and (iii) transactions involving securities being considered for investment by an AIM Fund (subject to the de minimis exception); and (d) abide by certain other provisions of the Code of Ethics. The de minimis exception under the Code of Ethics covers situations where there is no material conflict of interest because of the large market capitalization of a security and the relatively small number of shares involved in a personal transaction. The Code of Ethics also generally prohibits AIM employees from purchasing securities in initial public offerings. Personal trading reports are periodically reviewed by AIM, and the Board of Trustees reviews quarterly and annual reports (which summarize any significant violations of the Code of Ethics). Sanctions for violating the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.


         AIM serves as the Fund's investment advisor under an investment advisory contract between the Trust and AIM ("Master Investment Advisory Agreement," the "Agreement"). As investment advisor, AIM makes all investment decisions for the Fund, and, as administrator, administers the Fund's affairs. Among other things, AIM furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Fund and provides suitable office space, necessary small office equipment and utilities.

         The Agreement may be renewed with respect to the Fund for additional one-year terms, provided that any such renewal has been specifically approved at least annually by (i) the Fund's Board of Trustees or the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) and (ii) a majority of Trustees who are not parties to the Agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Agreement and the Administration Contract provide that with respect to the Fund, either the Trust or AIM may terminate either the Agreement or the Administration Contract without penalty upon sixty days' written notice to the other party. The Agreement terminates in the event of its assignment (as defined in the 1940
Act).


         For investment advisory services, the Fund pays AIM fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of 0.975% on the first $500 million, 0.95% on the next $500 million, 0.925% on the next $500 million and 0.90% on the amounts thereafter. The investment advisory fees paid by the Fund are higher than those paid by most mutual funds. AIM has undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively, until June 30, 2001.


         AIM may from time to time further waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.


         For the fiscal year ended December 31, 2000, and the period ended December 31, 1999, the Fund paid AIM the following net investment advisory fees in the amounts of $410,775 and $142,786, respectively.

         For the fiscal year ended December 31, 2000 and the period ended December 31, 1999, AIM waived investment advisory fees for the Fund in the amounts of $66,219 and 52,643, respectively.

         AIM also serves as administrator and pricing and fund accounting agent to the Fund under a Master Administrative Services Agreement between the Trust and AIM ("Administration Contract"). For the fiscal year ended December 31, 2000 and for the period ended December 31, 1999, the Fund paid AIM $50,000 and $17,100, respectively, in administrative fees.


EXPENSES OF THE FUND

         The Fund pays all expenses not assumed by AIM, AIM Distributors and other agents. These expenses include, in addition to the investment advisory and administration fees discussed above, distribution, transfer agency, pricing and accounting agency and brokerage fees, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and expenses of reports and prospectuses sent to existing investors. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of the Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by the Fund generally are higher than the comparable expenses of such other funds.

                             THE DISTRIBUTION PLANS

THE CLASS A AND C PLAN


         The Trust has adopted a Master Distribution Plan, as amended, pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Fund (the "Class A and C Plan"). The Class A and C Plan provides that the Class A shares pay 0.50% per annum of their average daily net assets attributable to Class A shares as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Under the Class A and C Plan, Class C shares of the Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.


         The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of the Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Class A and C Plan.


         Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions including AIM Distributors, acting as principal, for providing continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions including AIM Distributors, acting as principal, in excess of such amount would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.


THE CLASS B PLAN


         The Trust has also adopted a Master Distribution Plan as amended, pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Fund (the "Class B Plan," and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, the Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan.

BOTH PLANS

         Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Fund's shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Fund; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of the several special investment plans offered in connection with the purchase of the Fund's shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Fund's shares; and providing such other information and services as the Fund or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Fund, performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as the Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation.


         The Trust may also enter into Variable Group Annuity Contractholder Service Agreements ("Variable Contract Agreements") on behalf of the Fund authorizing payments to selected insurance companies offering variable annuity contracts to employers as funding vehicles for retirement plans qualified under
Section 401(a) of the Code. Services provided pursuant to such Variable Contract Agreements may include some or all of the following: answering inquiries regarding the Fund and the Trust; performing sub-accounting; establishing and maintaining contractholder accounts and records; processing and bunching purchase and redemption transactions; providing periodic statements of contract account balances; forwarding such reports and notices to contractholders relative to the Fund as deemed necessary; generally, facilitating communications with contractholders concerning investments in the Fund on behalf of plan participants; and performing such other administrative services as deemed to be necessary or desirable, to the extent permitted by applicable statute, rule or regulation to provide such services.

         Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         In addition, Shareholder Service Agreements may be permitted under the Plans for bank trust departments and brokers for bank trust departments which provide shareholder services to their customers.

         AIM Distributors, acting as principal, may also enter into Shareholder Service Agreements with the Fund, substantially identical to those agreements entered into with investment dealers or other financial institutions, authorizing payments to AIM Distributors for providing continuing personal shareholder services to those customers for which AIM Distributors serves as dealer of record.

         Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

         Under a Shareholder Service Agreement, the Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Fund during such period at the annual rate of 0.25% of the average daily net asset value of the Fund's shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund's shares are held.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Fund to no more than 0.25% per annum of the average daily net assets of the funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Fund and its respective classes.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.


         Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Funds, pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Fund and not of AIM Distributors. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.

         For the fiscal year ended December 31, 2000, the Fund paid the following amounts under the current plan:



                                                                                % OF CLASS AVERAGE DAILY
                                                                                      NET ASSETS
                                                                          ------------------------------------
                                CLASS A      CLASS B       CLASS C        CLASS A        CLASS B       CLASS C
                                -------      -------       -------        -------        -------       -------
         Year Ended
         December 31, 2000      $106,433     $263,363      $11,910         0.50%          1.00%         1.00%



         An estimate of fees by category paid by the Fund with regard to Class A, Class B and Class C shares during the fiscal year ended December 31, 2000 follows:

CLASS A
     Advertising........................................................................  $   8,721
     Printing and Mailing prospectuses, semi-annual reports
         and annual reports (other than to current shareholders)........................        677
     Seminars...........................................................................      1,880
     Compensation to Underwriters to partially offset
         other marketing expenses.......................................................          0
     Compensation to Dealers including Finder's Fees....................................     95,155
     Compensation to Sales Personnel....................................................          0

CLASS B
     Advertising........................................................................  $   2,082
     Printing and Mailing prospectuses, semi-annual reports
         and annual reports (other than to current shareholders)........................        206
     Seminars...........................................................................        382
     Compensation to Underwriters to partially offset
         other marketing expenses.......................................................    197,523
     Compensation to Dealers............................................................     63,170
     Compensation to Sales Personnel....................................................          0

CLASS C
     Advertising........................................................................  $       0
     Printing and Mailing prospectuses, semi-annual reports
         and annual reports (other than to current shareholders)........................          0
     Seminars...........................................................................          0
     Compensation to Underwriters.......................................................      6,151
     Compensation to Dealers............................................................      5,759
     Compensation to Sales Personnel....................................................          0


         The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and their respective shareholders.

         The Plans do not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         Unless terminated earlier in accordance with their terms, the Plans continue in effect from year to year thereafter, as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Qualified Trustees.

         The Plans may be terminated by the vote of a majority of the Qualified Trustees, or, with respect to a particular class, by the vote a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the Trustees, including a majority of the Qualified Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees. In the event the Class A and C Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid under the Class A and C Plan, the Class B shares of the Fund will no longer convert into Class A shares of the same Fund unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will (i) create a new class of shares of the Fund which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment and (ii) ensure that the existing Class B shares of the Fund will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

         The principal differences between the Class A and C Plan, on the one hand, and the Class B Plan, on the other hand, are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.50% of average daily net assets of the Class A shares of the Fund, as compared to 1.00% of such assets of the Fund's Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors and its predecessor, GT Global, Inc. unless there has been a complete termination of the Class B Plan (as defined in such Plan) and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.


                                 THE DISTRIBUTOR


         Information concerning AIM Distributors and the continuous offering of the Fund's shares is set forth in the Prospectus under the headings "How to Purchase Shares" and "Terms and Conditions of Purchase of the AIM Funds." Master Distribution Agreements with AIM Trustees relating to the Class A, Class B and Class C shares of the Funds were approved by the Board of Directors on May 7, 1998. Certain trustees and officers of the Trust are affiliated with AIM Distributors. Both such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements."


         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Fund's prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Fund), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Fund's shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Fund.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve the Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Trust (on behalf of any class of the Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors and its predecessor; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments by the Fund of asset based distribution fees and service fees to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligation of the Class B shareholders to pay contingent deferred sales charges.

         From time to time, AIM Distributors may transfer and sell its right to payments under the Distribution Agreement relating to Class B Shares in order to finance distribution expenditures in respect of Class B Shares.

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of the Fund and the amount retained by GT Global, Inc., the Fund's distributor prior to June 1, 1998, for the fiscal period ended December 31, 1998.

                                                                                   JANUARY 1, 1998 TO
                                                                                      JUNE 1, 1998
                                                                                  ---------------------
                                                                                   SALES       AMOUNT
                                                                                  CHARGES     RETAINED
                                                                                  -------     --------
AIM Global Trends Fund............................................                $85,590     $ 14,589


         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of the Fund and the amount retained by AIM Distributors for the fiscal years ended December 31, 2000, 1999 and the period June 1, 1998 to December 31, 1998, respectively:



                                        YEAR ENDED                 YEAR ENDED              JUNE 1, 1998 TO
                                     DECEMBER 31, 2000          DECEMBER 31, 1999         DECEMBER 31, 1998
                                    -------------------        -------------------       -------------------
                                     SALES      AMOUNT          SALES      AMOUNT         SALES      AMOUNT
                                    CHARGES    RETAINED        CHARGES    RETAINED       CHARGES    RETAINED
                                    -------    --------        -------    --------       -------    --------
AIM Global Trends Fund...........   $70,734     $12,562        $ 30,132   $  5,165       $ 5,303    $  5,203



         The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders and retained by AIM Distributors for the fiscal years ended December 31, 2000, 1999 and 1998, respectively:



                                                         2000               1999              1998
                                                      ----------         ----------         --------
AIM Global Trends Fund...........................     $     427          $    1,175         $ 77,466

SALES CHARGES AND DEALER CONCESSIONS


         CATEGORY I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Aggressive Growth Fund, AIM Asian Growth Fund, AIM Basic Value Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund AIM European Development Fund, AIM European Small Company Fund, AIM Euroland Growth Fund, AIM Global Utilities Fund, AIM International Emerging Growth Fund, AIM International Equity Fund, AIM Japan Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Large Cap Opportunities Fund, AIM Mid Cap Equity Fund, AIM Mid Cap Growth Fund, AIM Mid Cap Opportunities Fund, AIM New Technology Fund, AIM Select Growth Fund, AIM Small Cap Equity Fund, AIM Small Cap Growth Fund, AIM Small Cap Opportunities Fund, AIM Value Fund, AIM Value II Fund, AIM Weingarten Fund and AIM Worldwide Spectrum Fund.


                                                                                                    Dealer
                                                                                                  Concession
                                                               Investor's Sales Charge           -----------
                                                            -----------------------------            As a
                                                                As a              As a            Percentage
                                                             Percentage        Percentage           of the
                                                            of the Public      of the Net           Public
                  Amount of Investment in                     Offering           Amount            Offering
                   Single Transaction(1)                        Price           Invested            Price
                  -----------------------                   -------------      ----------        -----------
                          Less than $   25,000                  5.50%             5.82%             4.75%
             $ 25,000 but less than $   50,000                  5.25              5.54              4.50
             $ 50,000 but less than $  100,000                  4.75              4.99              4.00
             $100,000 but less than $  250,000                  3.75              3.90              3.00
             $250,000 but less than $  500,000                  3.00              3.09              2.50
             $500,000 but less than $1,000,000                  2.00              2.04              1.60

(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.


         CATEGORY II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM Advisor Real Estate Fund, AIM Balanced Fund, AIM Developing Markets Fund, AIM Global Aggressive Growth Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Growth Fund, AIM Global Health Care Fund, AIM Global Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund, AIM Global Trends Fund, AIM High Income Municipal Fund, AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Latin American Growth Fund, AIM Municipal Bond Fund, AIM Strategic Income Fund and AIM Tax-Exempt Bond Fund of Connecticut.

                                                                                                    Dealer
                                                                                                  Concession
                                                               Investor's Sales Charge            ----------
                                                            -----------------------------            As a
                                                                As a              As a            Percentage
                                                             Percentage        Percentage           of the
                                                            of the Public      of the Net           Public
                   Amount of Investment in                    Offering           Amount            Offering
                     Single Transaction                         Price           Invested             Price
                   -----------------------                  -------------      ----------         ----------
                           Less than $   50,000                 4.75%             4.99%              4.00%
              $ 50,000 but less than $  100,000                 4.00              4.17               3.25
              $100,000 but less than $  250,000                 3.75              3.90               3.00
              $250,000 but less than $  500,000                 2.50              2.56               2.00
              $500,000 but less than $1,000,000                 2.00              2.04               1.60

         CATEGORY III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

                                                                                                   Dealer
                                                                                                 Concession
                                                              Investor's Sales Charge            ----------
                                                           -----------------------------            As a
                                                               As a              As a            Percentage
                                                            Percentage        Percentage           of the
                                                           of the Public      of the Net           Public
                     Amount of Investment In                 Offering           Amount            Offering
                       Single Transaction                     Price            Invested            Price
                   ---------------------------             -------------      ----------         ----------
                          Less than $  100,000                1.00%              1.01%             0.75%
             $100,000 but less than $  250,000                0.75               0.76              0.50
             $250,000 but less than $1,000,000                0.50               0.50              0.40

         There is no sales charge on purchases of $1,000,000 or more of Category I, II or III funds; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions as set forth below.


         ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to or instead of amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to the particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


         AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM Limited Maturity Treasury Fund, and in an amount up to 0.25% of such purchases of Class A shares of AIM Tax-Free Intermediate Fund.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         Exchanges of AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares are considered sales of such Class B shares or Class C shares for purposes of the sales charges and dealer concessions discussed above.

         AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A Shares of all AIM Funds except AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund sold at net asset value to an employee benefit plan as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.


                       REDUCTIONS IN INITIAL SALES CHARGES

         Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of the AIM Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         The term "purchaser" means:

         o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

         o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

                  a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

                  b. each transmittal must be accompanied by a single check or wire transfer; and

                  c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

         o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

         o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or a Savings Incentive Match Plans for Employees IRA (SIMPLE
                  IRA), where the employer has notified the distributor in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked;

         o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company;


         o Qualified State Tuition Programs created and maintained in accordance with Section 529 of the Code; and

         o Participants in select brokerage programs for defined contribution plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.


         Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

         1. LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of

AIM Floating Rate Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.


         Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.


         To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         2. RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of a fund.

         The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

         o        AIM Management and its affiliates, or their clients;

         o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

         o Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group; and any deferred compensation plan for directors of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

         o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

         o        Purchases through approved fee-based programs;

         o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

         o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

         o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

         o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

         o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

         o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

         o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time; and

         o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund.

         As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.


                   CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

         Former GT Global funds Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code; (10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.


         Former GT Global funds Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (3) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;
(4) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (5) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (6) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (7) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation
Section 1.401(k)-1(d)(2)); and (8) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following:


         o Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM Advisor International Value Fund and AIM Advisor Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;


         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

         o        Investment account(s) of AIM; and

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him.

         Upon the redemption of shares of funds in sales charge Categories I and II (see "Sales Charges and Dealer Concessions") purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

         o        Shares held more than 18 months;

         o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o        Private foundations or endowment funds;

         o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

         o Shares acquired by exchange from Class A shares of funds in sales charge Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.


                        HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner by which shares of the Fund may be purchased appears in the Prospectus under the caption "Purchasing Shares."


         The sales charge normally deducted on purchases of Class A shares of the Fund is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who because of their relationship with the Fund or with AIM and its affiliates, are familiar with the Fund, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Fund's best interests that such persons be permitted to purchase Class A shares of the Fund through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Fund without a sales charge are listed under the caption "REDUCTIONS IN INITIAL SALES CHARGES - Purchases at Net Asset Value". You may also be charged a transaction or other fee by the financial institution managing your account.


         Complete information concerning the method of exchanging shares of the Fund for shares of the other mutual funds managed or advised by AIM is set forth in the Prospectus under the caption "Exchanging Shares."


         Information concerning redemption of the Fund's shares is set forth in the Prospectus under the caption "Redeeming Shares." Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Fund's obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Fund telephone (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Fund or by AIM Distributors (other than any applicable CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction. AIM intends to redeem all shares of the Fund in cash.


         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         (1)      the investor fails to furnish a correct TIN to the Fund, or

         (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         (3) the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         (5) the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1) (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

    o    a corporation

    o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)

    o    the United States or any of its agencies or instrumentalities

    o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

    o a foreign government or any of its political subdivisions, agencies or instrumentalities

    o an international organization or any of its agencies or instrumentalities

    o    a foreign central bank of issue

    o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

    o a futures commission merchant registered with the Commodity Futures Trading Commission

    o    a real estate investment trust

    o    an entity registered at all times during the tax year under the 1940
         Act

    o    a common trust fund operated by a bank under Section 584(a)

    o    a financial institution

    o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

    o    a trust exempt from tax under Section 664 or described in Section 4947

         Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

         IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.


         NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.



                          NET ASSET VALUE DETERMINATION


         The net asset value per share of the Fund is normally determined daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of the Fund is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE will generally be used. Net asset value per share is determined by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, buy the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security held (excluding convertible bonds) by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations the mean between the bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

         Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.



                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

         Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in "Shareholder Information -- Dividends and Distributions." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

TAXATION OF THE FUND

         To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer.


         By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.


         The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

REINSTATEMENT PRIVILEGES AND WASH SALES


         If a shareholder disposes of the Fund's shares ("original shares") within 120 days after purchase thereof and subsequently reacquires shares of the Fund or acquires shares of another AIM Fund on which a sales charge normally is imposed ("replacement shares"), without paying the sales charge (or paying a reduced charge) due to an exchange privilege or a reinstatement privilege, then
(1) any gain on the disposition of the original shares will be increased, or the loss thereon decreased, by the amount of the sales charge paid when those shares were acquired and (2) that amount will increase the adjusted basis of the replacement shares that were subsequently acquired. In addition, if a shareholder purchases shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of the Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.


TAXATION OF CERTAIN INVESTMENT ACTIVITIES


         Foreign Taxes. Dividends and interest received by the Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign and U.S. possessions sources as his own income from those sources and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of its foreign taxes and income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         Passive Foreign Investment Companies. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on, or of any gain from the disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's ordinary earnings and net capital gain -- which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if they did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


         The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.


         Options, Futures and Foreign Currency Transactions. The Fund's use of hedging transactions, such as selling (writing) and purchasing options and Futures and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures and Forward Contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement for the Fund.

                  Futures and foreign currency contracts that are subject to section 1256 of the Code (other than those that are part of a "mixed straddle" with respect to which a fund has elected not to have the following rules apply) ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be deemed to have been sold at that time at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund.

         Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988" gains and losses). Each section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.

         Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, Futures and Forward Contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

         If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time unless the closed transaction exception applies. A constructive sale generally consists of a short sale, an offsetting notional principal contract or Futures or Forward Contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.

TAXATION OF THE FUND'S SHAREHOLDERS

         Dividends and other distributions declared by the Fund, and payable to shareholders of record as of a date, in October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Dividends paid by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by the Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by the Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

         The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.


                             SHAREHOLDER INFORMATION


         This information supplements the discussion in the Fund's Prospectus under the title "Shareholder Information."


         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.


         SHARE CERTIFICATES. The Fund will issue share certificates upon written request to AFS. Otherwise, shares are held on the shareholder's behalf and recorded on the Fund books. AIM Funds will not issue certificates for shares held in prototype retirement plans.


         SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the AIM Funds and AIM Cash Reserve Shares of AIM Money Market Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

         TERMS AND CONDITIONS OF EXCHANGE. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.


         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to the close of the customary trading session of the NYSE. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

         By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.


         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of the Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.


         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY INTERNET. An investor may effect transactions in his account through the Internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that the Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Connect option, he will notify the Transfer Agent in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

         DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

         For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

         Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

         Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.


                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

         The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

CUSTODIAN

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the Fund's assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Trust to be held in separate accounts outside the United States in the custody of non-U.S. banks.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES


         The Transfer Agency and Service Agreement between the Trust and AFS, a registered transfer agent and wholly owned subsidiary of AIM, P. O. Box 4739, Houston, Texas 77210-4739, provides that AFS will perform certain shareholder services for the Fund for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Fund; maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts. The Transfer Agency and Service Agreement became effective on September 8, 1998.


         Pursuant to the Master Administrative Services Agreement, AIM serves as the Fund's pricing and accounting agent. Under the Fund's previous administration contract, the Fund paid no fund accounting fees for the fiscal years ended December 31, 1997 and 1998.

INDEPENDENT ACCOUNTANTS


         The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, conducts annual audits of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Trust as to matters of accounting, regulatory filings, and federal and state income taxation.


         The audited financial statements of the Trust included in this Statement of Additional Information have been examined by PricewaterhouseCoopers LLP, as stated in their opinion appearing herein, and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

LEGAL MATTERS

         The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, acts as counsel to the Trust and the Fund.

SHAREHOLDER LIABILITY

         Under Delaware law, the shareholders of the Trust enjoy the same limitations of liability extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. If a shareholder is held personally liable for the obligations of the Trust, the Trust Agreement provides that the shareholder shall be entitled out of the assets belonging to the Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Trust's Bylaws and applicable law. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Trust's equity securities as of March 30, 2001, and the percentage of the outstanding shares held by such holders are set forth below.

                                                                              Percent          Percent Owned
         Name and Address                                                    Owned of          of Record and
         of Record Owner                                                      Record*          Beneficially
         ---------------                                                     --------          -------------
         CLASS C
         -------
         Merrill Lynch Pierce Fenner & Smith                                   6.97%                 0
         4800 Deer Lake Dr. East, 2nd Floor
         Jacksonville, FL 32246


                               INVESTMENT RESULTS

TOTAL RETURN QUOTATIONS

         The standard formula for calculating total return is as follows:

                                         n
                                   P(1+T) =ERV

         Where    P      =     a hypothetical initial payment of $1,000.

                  T      =     average annual total return (assuming the
                               applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods).

                  n      =     number of years.

                  ERV    =     ending redeemable value of a hypothetical $1,000
                               payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).


         The standardized returns for the Class A, Class B and Class C shares for the Fund, stated as average annual total returns for the one year period ended December 31, 2000, and since inception, (which include the maximum sales charge of 4.75% and reinvestment of all dividends and distributions, were:



                                                                   One Year
                                                                 Period Ended                Since
                                                               December 31, 2000           Inception
                                                               -----------------           ---------
         Class A Shares                                             (12.29)%                 11.20%
         Class B Shares                                             (12.50)%                 11.61%
         Class C Shares                                              (9.21)%                 14.77%


         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:



----------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                                         n
                                   P(1+U) =ERV

         Where    P      =     a hypothetical initial payment of $1,000.

                  U      =     average annual total return assuming payment of
                               only a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

                  n      =     number of years.

                  ERV    =     ending redeemable value of a hypothetical $1,000
                               payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:
                                         n
                                   P(1+V) =ERV

         Where    P      =     a hypothetical initial payment of $1,000.

                  V      =     cumulative total return assuming payment of all
                               of, a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

                  n      =     number of years.

                  ERV    =     ending redeemable value of a hypothetical $1,000
                               payment at the end of the stated period.

         The cumulative total returns for Class A, Class B and Class C shares of the Fund for the periods shown, were:


                                                                                         Periods ended
                                                                                       December 31, 2000
                                                                                  ----------------------------
                                                                                  1 Year       Since Inception
                                                                                  ------       ---------------
         Class A Shares.........................................................  (12.29)%          41.87%
         Class B Shares.........................................................  (12.50)%          43.59%
         Class C Shares.........................................................   (9.21%           51.06%


         The inception date of Class A, Class B and Class C shares of the Fund are September 15, 1997, September 15, 1997 and January 2, 1998, respectively.

PERFORMANCE INFORMATION

         All advertisements of the Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of the Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing the Fund's yield and total return.

         The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in the Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Fund.


         The Fund may participate in the IPO market, and a significant portion of the Fund's returns may be attributable to its investment in IPOs. Investment in IPOs could have a magnified impact on the Fund with a small asset base. There is no guarantee that as the Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.


         The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

         The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

         Total return and yield figures for the Fund are neither fixed nor guaranteed, and the Fund's principal is not insured. Performance quotations reflect historical information and should not be considered representative of the Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Fund may provide performance information in reports, sales literature and advertisements. The Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about the Fund. Such publications or media entities may include the following, among others:

Advertising Age             Insurance Forum
Barron's                    Institutional Investor
Best's Review               Insurance Week
Broker World                Investor's Daily
Business Week               Journal of the American Society of CLU & ChFC
Changing Times              Kiplinger Letter
Christian Science Monitor   Money
CNBC                        Mutual Fund Forecaster
CNN                         Mutual Fund Magazine
Consumer Reports            Nation's Business
Economist                   New York Times
EuroMoney                   PBS
FACS of the Week            Pension World
Financial Planning          Pensions & Investments
Financial Product News      Personal Investor
Financial Services Week     Philadelphia Inquirer
Financial World             Smart Money
Forbes                      USA Today
Fortune                     U.S. News & World Report
Global Finance              Wall Street Journal
Hartford Courant Inc.       Washington Post

         The Fund and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare the Fund with the following, or compare the Fund's performance to performance data of similar mutual funds as published in the following, among others:

Bank Rate National Monitor Index
Bear Stearns Foreign Bond Index
Bond Buyer Index
CDA/Wiesenberger Investment Company Services (data and mutual fund rankings and comparisons)
CNBC/Financial News Composite Index
COFI
Consumer Price Index
Datastream
Donoghue's
Dow Jones Industrial Average
EAFE Index
First Boston High Yield Index
Fitch (publications)
Ibbotson Associates International Bond Index
International Bank for Reconstruction and Development (publications) International Finance Corporation Emerging Markets Database
International Financial Statistics
Lehman Bond Indices
Lipper Inc. (data and mutual fund rankings and comparisons)
Micropal, Inc. (data and mutual fund rankings and comparisons)
Moody's Investors Service (publications)
Morgan Stanley Capital International All
Country (AC) World Index
Morgan Stanley Capital International World Indices
Morningstar, Inc. (data and mutual fund rankings and comparisons)
NASDAQ
Organization for Economic Cooperation and Development (publications)
Salomon Brothers Global Telecommunications Index
Salomon Brothers World Government Bond Index -- Non-U.S.
Salomon Brothers World Government Bond Index
Standard & Poor's (publications)
Standard & Poor's 500 Composite Stock Price Index
Stangar
Wilshire Associates
World Bank (publications and reports)
The World Bank Publication of Trends in Developing Countries
Worldscope

         The Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10-year Treasuries
         30-year Treasuries
         30-day Treasury Bills

         Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Fund or AIM Distributors. Advertising for the Fund may from time to time include discussions of general economic conditions and interest rates. Advertising for the Fund may also include reference to the use of the Fund as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for the Fund may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

         From time to time, the Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, and inflation.

         Although performance data may be useful to prospective investors when comparing the Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.

         The information quoted will not be independently verified by the Fund or AIM Distributors and will be based on data provided that is believed to be reliable and accurate from sources including, but not limited to, the following:

         o        Consumer and trade groups

         o        Fortune magazine and other periodicals

         o        The World Bank and its publications

         o        The International Monetary Fund (IMF) and its publications

         o        IFC and its publications

         o        OECD and its publications

                                   APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

         Moody's Investors Service, Inc. ("Moody's") employs the designations "Prime-1" and "Prime-2" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") rates commercial paper in four categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1." A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B -- Issues rated "B" are regarded as having only speculative capacity for timely payment. C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF BOND RATINGS

         Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C." Investment Grade Ratings are the first four categories: Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa -- High quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. A -- Upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa -- Medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Have speculative elements and their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa -- Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Speculative in a high degree. Such issues are often in default or have other marked shortcomings. C --

Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         S&P rates the debt securities of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories: AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong. AA -- Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree. A -- Has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB -- Regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB -- Has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB -- " rating. B -- Has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB -- " rating. CCC -- Has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B -- " rating. CC -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating. C -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC -- " debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. C1 -- Reserved for income bonds on which no interest is being paid. D -- In payment default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. This rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS ( -- ): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

ABSENCE OF RATING

         Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              FINANCIAL STATEMENTS



                                       FS

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees of AIM Series Trust and Shareholders of AIM Global Trends Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Trends Fund (hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       /s/ PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 2001

SCHEDULE OF INVESTMENTS
December 31, 2000

                                                    MARKET
                                        SHARES       VALUE
DOMESTIC COMMON STOCKS-51.32%

AEROSPACE/DEFENSE-1.16%

Boeing Co. (The)                          7,900   $   521,400
=============================================================

BANKS (MAJOR REGIONAL)-1.15%

Northern Trust Corp.                      6,300       513,844
=============================================================

BEVERAGES (NON-ALCOHOLIC)-2.45%

Pepsi Bottling Group, Inc., (The)        12,600       503,212
-------------------------------------------------------------
PepsiCo, Inc.                            12,000       594,750
=============================================================
                                                    1,097,962
=============================================================

BIOTECHNOLOGY-0.43%

Albany Molecular Research, Inc.(a)        3,100       191,037
=============================================================

COMMUNICATIONS EQUIPMENT-1.41%

Corning Inc.                              7,000       369,687
-------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)      3,400       261,800
=============================================================
                                                      631,487
=============================================================

COMPUTERS (PERIPHERALS)-3.17%

Brocade Communications Systems,
  Inc.(a)                                 5,600       514,150
-------------------------------------------------------------
EMC Corp(a)                              13,600       904,400
=============================================================
                                                    1,418,550
=============================================================

COMPUTERS (SOFTWARE & SERVICES)-3.91%

Adobe Systems Inc.                        5,300       308,394
-------------------------------------------------------------
Ariba, Inc.(a)                            3,900       209,625
-------------------------------------------------------------
BEA Systems, Inc.(a)                      5,900       397,144
-------------------------------------------------------------
i2 Technologies, Inc.(a)                  7,700       418,687
-------------------------------------------------------------
VERITAS Software Corp.(a)                 4,800       420,000
=============================================================
                                                    1,753,850
=============================================================

ELECTRONICS (SEMICONDUCTORS)-0.82%

Analog Devices, Inc.(a)                   7,200       368,550
=============================================================

FINANCIAL (DIVERSIFIED)-1.20%

Citigroup Inc.                           10,533       537,841
=============================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES-0.64%

International Game Technology(a)          6,000       288,000
=============================================================

HEALTH CARE (DIVERSIFIED)-0.65%

IVAX Corp.(a)                             7,600       291,080
=============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.35%

Andrx Group(a)                            4,700       272,012
-------------------------------------------------------------
Forest Laboratories, Inc.(a)              2,500       332,187
=============================================================
                                                      604,199
=============================================================

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-1.82%

Pfizer Inc.                              17,700       814,200
=============================================================

                                                    MARKET
                                        SHARES       VALUE

HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.31%

HCA-Healthcare Co. (The)                  8,300   $   365,283
-------------------------------------------------------------
Tenet Healthcare Corp.(a)                 5,000       222,187
=============================================================
                                                      587,470
=============================================================

HEALTH CARE (MANAGED CARE)-3.51%

UnitedHealth Group Inc.                  25,600     1,571,200
=============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-2.41%

Alza Corp.(a)                             7,800       331,500
-------------------------------------------------------------
Laboratory Corp. of America
  Holdings(a)                             2,400       422,400
-------------------------------------------------------------
Quest Diagnostics Inc.(a)                 2,300       326,600
=============================================================
                                                    1,080,500
=============================================================

INVESTMENT BANKING/BROKERAGE-1.79%

Lehman Brothers Holdings Inc.             5,200       351,650
-------------------------------------------------------------
Merrill Lynch & Co., Inc.                 6,600       450,038
=============================================================
                                                      801,688
=============================================================

MANUFACTURING (DIVERSIFIED)-0.91%

Honeywell International Inc.              8,600       406,888
=============================================================

NATURAL GAS-3.90%

Dynegy Inc.-Class A                      24,400     1,367,925
-------------------------------------------------------------
El Paso Energy Corp.                      5,300       379,613
=============================================================
                                                    1,747,538
=============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-7.64%

BJ Services Co.(a)                        9,200       633,650
-------------------------------------------------------------
ENSCO International Inc.                 18,900       643,781
-------------------------------------------------------------
Global Marine, Inc.(a)                   12,600       357,525
-------------------------------------------------------------
Marine Drilling Cos., Inc.(a)            19,600       524,300
-------------------------------------------------------------
Nabors Industries, Inc.(a)                8,100       479,115
-------------------------------------------------------------
Patterson Energy, Inc.(a)                 9,300       346,425
-------------------------------------------------------------
Schlumberger Ltd.                         1,400       111,913
-------------------------------------------------------------
Smith International, Inc.(a)              4,400       328,075
=============================================================
                                                    3,424,784
=============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-1.32%

Anadarko Petroleum Corp.                  8,326       591,812
=============================================================

OIL & GAS (REFINING &
  MARKETING)-0.66%

Valero Energy Corp.                       8,000       297,500
=============================================================

POWER PRODUCERS (INDEPENDENT)-1.53%

Calpine Corp.(a)                         15,200       684,950
=============================================================

RESTAURANTS-0.74%

Brinker International, Inc.(a)            7,900       333,775
=============================================================

RETAIL (DRUG STORES)-1.06%

Walgreen Co.                             11,400       476,663
=============================================================

                                                    MARKET
                                        SHARES       VALUE

RETAIL (SPECIALTY-APPAREL)-0.49%

Talbots, Inc. (The)                       4,800   $   219,000
=============================================================

SAVINGS & LOAN COMPANIES-2.61%

Downey Financial Corp.                    5,000       275,000
-------------------------------------------------------------
Golden West Financial Corp.               6,200       418,500
-------------------------------------------------------------
Washington Mutual, Inc.                   9,000       477,563
=============================================================
                                                    1,171,063
=============================================================

SERVICES (DATA PROCESSING)-1.28%

DST Systems, Inc.(a)                      5,400       361,800
-------------------------------------------------------------
Learning Tree International, Inc.(a)      4,300       212,850
=============================================================
                                                      574,650
=============================================================
    Total Domestic Common Stocks
      (Cost $19,511,483)                           23,001,481
=============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-47.27%

AUSTRALIA-1.16%

Australia & New Zealand Banking Group
  Ltd. (Banks-Major Regional)            64,900       519,220
=============================================================

CANADA-2.95%

Anderson Exploration Ltd.
  (Oil-Domestic Integrated)(a)           31,800       721,812
-------------------------------------------------------------
Bombardier Inc.-Class B
  (Aerospace/Defense)                    33,400       515,439
-------------------------------------------------------------
Dynetek Industries Ltd.
  (Manufacturing-Diversified)
  (Acquired 09/08/00; Cost
  $164,473)(a)(b)                        32,400        84,234
=============================================================
                                                    1,321,485
=============================================================

DENMARK-2.48%

Danske Bank A.S. (Banks-Major
  Regional)                              21,000       378,100
-------------------------------------------------------------
Novo Nordisk A.S.-Class B (Health
  Care-Drugs-Generic & Other)             2,600       466,487
-------------------------------------------------------------
Novozymes A.S.-Class B
  (Biotechnology)(a)                      2,600        52,050
-------------------------------------------------------------
Vestas Wind Systems A.S.
  (Manufacturing-Specialized)             4,000       216,560
=============================================================
                                                    1,113,197
=============================================================

FRANCE-8.78%

Altran Technologies S.A.
  (Services-Commercial & Consumer)        1,000       226,311
-------------------------------------------------------------
Assurances Generales de France
  (Insurance-Multi-Line)                  6,600       458,632
-------------------------------------------------------------
Aventis S.A.
  (Chemicals-Diversified)(a)              8,200       719,970
-------------------------------------------------------------
Bouygues Offshore S.A. (Engineering &
  Construction)                           5,744       261,604
-------------------------------------------------------------
Hermes International
  (Manufacturing-Diversified)             1,600       226,724
-------------------------------------------------------------
Remy Cointreau S.A.
  (Beverages-Alcoholic)                   7,400       312,704
-------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health
  Care-Drugs-Generic & Other)            10,000       666,725
-------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio &
  Cable)                                  7,000       377,968
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
FRANCE-(CONTINUED)

TotalFinaElf S.A. (Oil-International
  Integrated)                             3,300   $   490,860
-------------------------------------------------------------
Zodiac SA (Manufacturing-Diversified)       700       193,256
=============================================================
                                                    3,934,754
=============================================================

GERMANY-6.14%

Altana A.G. (Health
  Care-Drugs-Generic & Other)             4,000       631,418
-------------------------------------------------------------
Bayerisch Motoren Werke A.G.
  (Automobiles)(a)                        7,800       254,896
-------------------------------------------------------------
Beiersdorf A.G. (Personal Care)(a)        2,600       269,789
-------------------------------------------------------------
Ergo Versicherungs Gruppe A.G.
  (Insurance Brokers)                     2,300       384,447
-------------------------------------------------------------
Hugo Boss A.G.-Pfd.
  (Manufacturing-Specialized)               850       227,485
-------------------------------------------------------------
Muenchener
  Rueckversicherungs-Gesellschaft
  A.G. (Insurance Brokers)(a)             1,400       499,575
-------------------------------------------------------------
Siemens A.G.
  (Manufacturing-Diversified)             3,700       483,822
=============================================================
                                                    2,751,432
=============================================================

IRELAND-1.16%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)         11,100       519,619
=============================================================

ISRAEL-0.96%

Teva Pharmaceutical Industries
  Ltd.-ADR (Health Care-Drugs-Generic
  & Other)                                5,900       432,175
=============================================================

ITALY-3.65%

Bulgari S.p.A. (Consumer-Jewelry,
  Novelties & Gifts)(a)                  23,600       290,317
-------------------------------------------------------------
Credito Italiano S.p.A. (Banks-Major
  Regional)(a)                           86,100       450,347
-------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Refining &
  Marketing)(a)                          85,000       542,771
-------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A
  (Insurance Brokers)                    22,600       352,506
=============================================================
                                                    1,635,941
=============================================================

JAPAN-1.44%

Furukawa Electric Co., Ltd. (The)
  (Metal Fabricators)                    37,000       645,575
=============================================================

NETHERLANDS-6.20%

Elsevier N.V. (Specialty Printing)(a)    23,200       341,168
-------------------------------------------------------------
Heineken N.V. (Beverages-Alcoholic)       8,200       496,278
-------------------------------------------------------------
ING Groep N.V. (Insurance Brokers)        7,300       583,229
-------------------------------------------------------------
Koninklijke Ahold N.V. (Retail-Food
  Chains)(a)                             15,400       496,893
-------------------------------------------------------------
Koninklijke Numico N.V. (Foods)           6,500       327,165
-------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil-International Integrated)          8,700       533,157
=============================================================
                                                    2,777,890
=============================================================

NORWAY-1.56%

Norsk Hydro A.S.A.
  (Chemicals-Diversified)(a)             11,200       473,259
-------------------------------------------------------------
Tomra Systems A.S.A.
  (Manufacturing-Specialized)            11,600       224,712
=============================================================
                                                      697,971
=============================================================

                                                    MARKET
                                        SHARES       VALUE

SPAIN-0.48%

Grupo Dragados, S.A.
  (Construction-Cement & Aggregates)     19,700   $   214,592
=============================================================

SWEDEN-0.65%

Swedish Match A.B. (Tobacco)             75,000       292,652
=============================================================

SWITZERLAND-4.97%

Nestle S.A. (Foods)(a)                      240       559,827
-------------------------------------------------------------
Novartis A.G. (Health
  Care-Diversified)                         695     1,228,741
-------------------------------------------------------------
Serono S.A.-Class B (Health
  Care-Drugs-Generic & Other)               446       429,349
-------------------------------------------------------------
Syngenta A.G.
  (Chemicals-Specialty)(a)                  173         9,288
=============================================================
                                                    2,227,205
=============================================================

UNITED KINGDOM-4.69%

Aggreko PLC (Services-Facilities &
  Environmental)                         43,300       267,403
-------------------------------------------------------------
Allied Domecq PLC
  (Beverages-Alcoholic)                  36,600       241,898
-------------------------------------------------------------
Bunzl PLC (Paper & Forest Products)      45,000       275,883
-------------------------------------------------------------
Centrica PLC (Oil & Gas-Exploration &
  Production)                           125,200   $   485,346
-------------------------------------------------------------

                                                    MARKET
                                        SHARES       VALUE
UNITED KINGDOM-(CONTINUED)

Spirent PLC (Communications
  Equipment)                             36,100       329,281
-------------------------------------------------------------
Tesco PLC (Retail-Food Chains)          122,900       501,239
=============================================================
                                                    2,101,050
=============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $18,457,266)                                 21,184,758
=============================================================

MONEY MARKET FUNDS-2.73%

STIC Liquid Assets Portfolio(c)         611,210       611,210
-------------------------------------------------------------
STIC Prime Portfolio(c)                 611,210       611,210
=============================================================
    Total Money Market Funds (Cost
      $1,222,420)                                   1,222,420
=============================================================
TOTAL INVESTMENTS-101.32% (Cost
  $39,191,169)                                     45,408,659
=============================================================
LIABILITIES LESS OTHER ASSETS-(1.32)%                (590,075)
=============================================================
NET ASSETS-100.00%                                $44,818,584
_____________________________________________________________
=============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 12/31/00 represented 0.19% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:

Investments, at market value (cost $39,191,169)  $45,408,659
------------------------------------------------------------
Foreign currencies, at value (cost $131)               6,294
------------------------------------------------------------
Receivables for:
  Investments sold                                   547,375
------------------------------------------------------------
  Fund shares sold                                    60,150
------------------------------------------------------------
  Dividends                                           41,659
------------------------------------------------------------
Other assets                                          10,596
============================================================
    Total assets                                  46,074,733
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              935,398
------------------------------------------------------------
  Fund shares reacquired                             140,912
------------------------------------------------------------
Accrued advisory fees                                 27,726
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                             91,958
------------------------------------------------------------
Accrued transfer agent fees                           12,314
------------------------------------------------------------
Accrued operating expenses                            43,606
============================================================
    Total liabilities                              1,256,149
============================================================
Net assets applicable to shares outstanding      $44,818,584
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $20,750,956
____________________________________________________________
============================================================
Class B                                          $22,278,511
____________________________________________________________
============================================================
Class C                                          $ 1,789,117
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,556,298
____________________________________________________________
============================================================
Class B                                            1,698,209
____________________________________________________________
============================================================
Class C                                              136,437
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     13.33
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.33 divided by
      95.25%)                                    $     13.99
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     13.12
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     13.11
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $23,362)                                       $   262,703
------------------------------------------------------------
Dividends from affiliated money market funds          88,909
------------------------------------------------------------
Interest                                               4,356
============================================================
    Total investment income                          355,968
============================================================

EXPENSES:

Advisory fees                                        476,994
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        41,879
------------------------------------------------------------
Distribution fees -- Class A                         106,433
------------------------------------------------------------
Distribution fees -- Class B                         263,363
------------------------------------------------------------
Distribution fees -- Class C                          11,910
------------------------------------------------------------
Professional service fees                             55,117
------------------------------------------------------------
Transfer agent fees                                  104,890
------------------------------------------------------------
Trustees' fees                                        10,182
------------------------------------------------------------
Other                                                 62,015
============================================================
    Total expenses                                 1,182,783
============================================================
Less: Fees waived                                    (66,219)
------------------------------------------------------------
    Expenses paid indirectly                          (1,018)
============================================================
    Net expenses                                   1,115,546
============================================================
Net investment income (loss)                        (759,578)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                              235,846
------------------------------------------------------------
  Foreign currencies                                (186,435)
============================================================
                                                      49,411
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (3,480,394)
------------------------------------------------------------
  Foreign currencies                                  (5,172)
============================================================
                                                  (3,485,566)
============================================================
Net gain (loss) from investment securities and
  foreign currencies                              (3,436,155)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(4,195,733)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999

                                                                 2000           1999
                                                              -----------    -----------
OPERATIONS:

  Net investment income (loss)                                $  (759,578)   $  (323,556)
----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                     49,411      9,996,732
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (3,485,566)     8,406,245
========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (4,195,733)    18,079,421
========================================================================================
Distributions to shareholders from net investment income:
  Advisor Class*                                                       --         (2,325)
----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (1,628,810)    (1,767,423)
----------------------------------------------------------------------------------------
  Class B                                                      (1,840,396)    (2,505,025)
----------------------------------------------------------------------------------------
  Class C                                                        (129,369)       (39,159)
----------------------------------------------------------------------------------------
  Advisor Class*                                                       --        (82,148)
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       3,252,026     (2,708,897)
----------------------------------------------------------------------------------------
  Class B                                                      (2,668,253)    (4,238,502)
----------------------------------------------------------------------------------------
  Class C                                                       1,530,731        143,802
----------------------------------------------------------------------------------------
  Advisor Class*                                                 (703,288)      (125,191)
========================================================================================
    Net increase (decrease) in net assets                      (6,383,092)     6,754,553
========================================================================================

NET ASSETS:

  Beginning of year                                            51,201,676     44,447,123
========================================================================================
  End of year                                                 $44,818,584    $51,201,676
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $38,511,197    $37,900,018
----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                         88,258      3,596,963
----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          6,219,129      9,704,695
========================================================================================
                                                              $44,818,584    $51,201,676
________________________________________________________________________________________
========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Trends Fund (the "Fund") is a separate series of AIM Series Trust (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000, the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income (loss) was increased by $759,578, undistributed net realized gains increased by $40,459 and paid in capital decreased by $800,037 as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into

   U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the maximum annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively. During the year ended December 31, 2000, AIM waived fees of $66,219.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 2000, AFS was paid $67,304 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $106,433, $263,363 and $11,910, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $12,562 from sales of the Class A shares of the Fund during the year ended December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2000, AIM Distributors received $427 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $774 and reductions in custodian fees of $244 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,018.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $121,157,020 and $121,955,381, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 7,398,161
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,189,497)
=========================================================
Net unrealized appreciation of investment
  securities                                  $ 6,208,664
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $39,199,995.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                       2000                       1999
                                                              -----------------------    -----------------------
                                                               SHARES       AMOUNT        SHARES       AMOUNT
                                                              --------    -----------    --------    -----------
Sold:
  Class A                                                      401,071    $ 6,300,770     200,188    $ 2,730,032
----------------------------------------------------------------------------------------------------------------
  Class B                                                      255,608      3,844,813     181,716      2,419,036
----------------------------------------------------------------------------------------------------------------
  Class C                                                      106,895      1,598,239      14,063        186,601
----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                   864         13,351      17,792        225,871
================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      121,642      1,549,644     118,185      1,690,082
----------------------------------------------------------------------------------------------------------------
  Class B                                                      133,455      1,673,704     160,713      2,277,307
----------------------------------------------------------------------------------------------------------------
  Class C                                                       10,019        125,635       2,695         38,132
----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                    --             --       5,723         81,816
================================================================================================================
Conversion of Advisor Class shares to Class A shares:**
  Class A                                                       61,297        680,172          --             --
----------------------------------------------------------------------------------------------------------------
  Advisor Class                                                (61,105)      (680,172)         --             --
================================================================================================================
Reacquired:
  Class A                                                     (333,179)    (5,278,560)   (568,367)    (7,129,011)
----------------------------------------------------------------------------------------------------------------
  Class B                                                     (554,682)    (8,186,770)   (719,011)    (8,934,845)
----------------------------------------------------------------------------------------------------------------
  Class C                                                      (12,464)      (193,143)     (6,636)       (80,931)
----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                (2,291)       (36,467)    (32,673)      (432,878)
================================================================================================================
                                                               127,130    $ 1,411,216    (625,612)   $(6,928,788)
________________________________________________________________________________________________________________
================================================================================================================

* Advisor Class share activity for the period January 1, 2000 through February 11, 2000.
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 7-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A(a)
                                                              ---------------------------------------------------
                                                                                               SEPTEMBER 15, 1997
                                                                                                (DATE OPERATIONS
                                                                 YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              -----------------------------       DECEMBER 31,
                                                              2000(b)    1999(b)    1998(b)         1997(b)
                                                              -------    -------    -------    ------------------
Net asset value, beginning of period                          $15.78     $11.46     $10.63          $ 11.43
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.19)     (0.06)     (0.02)           (0.01)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.11)      5.86       1.01            (0.31)
=================================================================================================================
    Total from investment operations                           (1.30)      5.80       0.99            (0.32)
=================================================================================================================
Less distributions:
  Dividends from net investment income                            --         --      (0.02)              --
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (1.15)     (1.48)     (0.14)              --
-----------------------------------------------------------------------------------------------------------------
  Returns of capital                                              --         --         --            (0.48)
=================================================================================================================
    Total distributions                                        (1.15)     (1.48)     (0.16)           (0.48)
=================================================================================================================
Net asset value, end of period                                $13.33     $15.78     $11.46          $ 10.63
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                (7.90)%    51.93%      9.37%           (2.68)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,751    $20,595    $17,822         $15,145
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.00%(d)   1.03%      0.50%            0.50%(e)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.14%(d)   1.16%      0.50%            0.50%(e)
=================================================================================================================
Ratio of net investment income (loss) to average net assets    (1.27)%(d)  (0.50)%   (0.21)%          (0.35)%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                          260%       147%        28%               1%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $21,286,571.
(e)  Annualized.

                                                                                  CLASS B(a)
                                                              ---------------------------------------------------
                                                                                               SEPTEMBER 15, 1997
                                                                                                (DATE OPERATIONS
                                                                 YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              -----------------------------       DECEMBER 31,
                                                              2000(b)    1999(b)    1998(b)         1997(b)
                                                              -------    -------    -------    ------------------
Net asset value, beginning of period                          $15.62     $11.41     $10.62          $ 11.43
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.26)     (0.13)     (0.07)           (0.02)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.09)      5.82       1.00            (0.32)
=================================================================================================================
    Total from investment operations                           (1.35)      5.69       0.93            (0.34)
=================================================================================================================
Less distributions:
  Distributions from net realized gains                        (1.15)     (1.48)     (0.14)              --
-----------------------------------------------------------------------------------------------------------------
  Returns of capital                                              --         --         --            (0.47)
=================================================================================================================
    Total distributions                                        (1.15)     (1.48)     (0.14)           (0.47)
=================================================================================================================
Net asset value, end of period                                $13.12     $15.62     $11.41          $ 10.62
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                (8.30)%    51.18%      8.83%           (2.83)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,279    $29,118    $25,555         $19,184
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.50%(d)   1.53%      1.00%            1.00%(e)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.64%(d)   1.66%      1.00%            1.00%(e)
=================================================================================================================
Ratio of net investment income (loss) to average net assets    (1.77)%(d)  (1.00)%   (0.71)%          (0.85)%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                          260%       147%        28%               1%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $26,336,340.
(e)  Annualized.

                                                                           CLASS C(a)
                                                              -------------------------------------
                                                                                    JANUARY 2, 1998
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              ------------------     DECEMBER 31,
                                                              2000(b)    1999(b)        1998(b)
                                                              -------    -------    ---------------
Net asset value, beginning of period                          $15.62     $11.40         $10.62
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.26)     (0.13)         (0.08)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.10)      5.83           1.00
===================================================================================================
    Total from investment operations                           (1.36)      5.70           0.92
===================================================================================================
Less distributions from net realized gains                     (1.15)     (1.48)         (0.14)
===================================================================================================
Net asset value, end of period                                $13.11     $15.62         $11.40
___________________________________________________________________________________________________
===================================================================================================
Total return(c)                                                (8.37)%    51.33%          8.94%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,789     $  500         $  249
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.50%(d)   1.53%          1.00%(e)
---------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.64%(d)   1.66%          1.00%(e)
===================================================================================================
Ratio of net investment income (loss) to average net assets    (1.77)%(d)  (1.00)%       (0.71)%(e)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate                                          260%       147%            28%
___________________________________________________________________________________________________
===================================================================================================

(a) Effective August 27, 1999, the Fund was restructured to directly invest primarily in equity securities of U.S. and foreign issuers. Prior to the Fund restructuring, the Fund operated as a "fund of funds" investing in AIM theme mutual funds.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,190,966.
(e)  Annualized.

                                     PART C
                                OTHER INFORMATION

Item 23.     Exhibits


  Exhibit
  Number       Description
  ------       -----------

a       (1)    -  Agreement and Declaration of Trust of Registrant dated May 7,
                  1998.(2)

        (2) - First Amendment, dated September 8, 1998, to the Agreement and Declaration of Trust of Registrant, dated May 7, 1998.(4)

        (3) - Second Amendment, dated February 11, 2000, to the Agreement and Declaration of Trust of Registrant, dated May 7, 1998.(7)

        (4) - Amendment No. 3, dated May 24, 2000, to the Agreement and Declaration of Trust of Registrant, dated May 7, 1998.(7)

        (5) - Amendment No. 4, dated December 5, 2000, to the Agreement and Declaration of Trust of Registrant, dated May 7, 1998.(7)

b       (1)    -  (a) Amended and Restated By-Laws of Registrant dated December
                  10, 1998.(5)

               - (b) First Amendment, adopted June 15, 1999, to the Amended and Restated By-Laws, dated December 10, 1998.(7)

c              -  Articles II, VI, VII, VIII and IX of the Agreement and
                  Declaration of Trust, as amended, as previously filed, and Articles IV, V, VI, VII and VIII of the Amended and Restated
                  By-Laws, as amended, as previously filed, define rights of holders of shares.(2)(5)

d       (1)    -  Master Investment Advisory Agreement dated August 27, 1999 between Registrant and A I M Advisors, Inc.(6)

        (2) - Master Administrative Services Agreement dated August 27, 1999 between Registrant and A I M Advisors, Inc.(6)

        (3) - (a) Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998.(5)

               - (b) Amendment No. 1, dated September 28, 1998, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998.(5)

               - (c) Amendment No. 2, dated December 14, 1998, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998.(5)

               - (d) Amendment No. 3, dated December 22, 1998, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998.(5)

               - (e) Amendment No. 4, dated January 26, 1999, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998.(5)

               - (f) Amendment No. 5, dated March 1, 1999, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998.(5)

                  (g) Amendment No. 6, dated March 18, 1999, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, between Registrant and A I M Advisors, Inc.(6)

                  (h) Amendment No. 7, dated November 15, 1999, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, between Registrant and A I M Advisors, Inc.(6)

e       (1)    -  First Amended and Restated Distribution Agreement, dated
                  July 1, 2000, between Registrant and A I M Distributors, Inc.
                  with respect to Class A and Class C shares.(7)

        (2) - First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant and A I M Distributors, Inc. with respect to Class B shares.(7)

        (3) - Form of Selected Dealer Agreement between A I M Distributors, Inc. and selected dealers.(4)

        (4) - Form of Select Dealer Agreement for Investment Companies Managed by A I M Advisors, Inc.(7)

        (5) - Form of Bank Selling Group Agreement between A I M Distributors, Inc. and banks.(4)

f              -  Agreements Concerning Officers and Director/Trustee Benefits -
                  None.

g       (1)    -  (a) Master Custodian Contract, dated May 1, 2000, between
                  Registrant and State Street Bank and Trust Company.(7)

               - (b) Amendment, dated May 1, 2000, to the Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(7)

        (2) - (a) Subcustodian Agreement, dated September 9, 1994, among the Registrant, Texas Commerce Bank National Association, State Street Bank and Trust Company and A I M Fund Services, Inc.(7)

               - (b) Amendment No.1, dated October 2, 1998, to the Subcustodian Agreement, dated September 9, 1994, among the Registrant, Chase Bank of Texas N.A. (formerly Texas Commerce Bank), State Street Bank and Trust Company and A I M Fund Services, Inc.(7)

h       (1)    -  (a) Transfer Agency and Service Agreement dated September 8,
                  1998 between Registrant and A I M Fund Services, Inc.(4)

               - (b) Amendment No. 1 dated July 1, 1999 to the Transfer Agency and Service Agreement between Registrant and A I M Fund Services, Inc. dated September 8, 1998.(6)

               - (c) Amendment No. 2 dated July 1, 1999 to the Transfer Agency and Service Agreement between Registrant and A I M Fund Services, Inc. dated September 8, 1998.(6)

               - (d) Amendment No. 3 dated February 11, 2000 to the Transfer Agency and Service Agreement between Registrant and A I M Fund Services, Inc. dated September 8, 1998.(6)

               - (e) Amendment No. 4, dated July 1, 2000, to the Transfer Agency and Service Agreement between Registrant and A I M Fund Services, Inc.(7)

        (2) - (a) Remote Access and Related Services Agreement, dated as of December 23, 1994.(3)

               - (b) Amendment No. 1, dated October 4, 1995, to Remote Access and Related Services Agreement, dated as of December 23, 1994.(3)

               - (c) Addendum No. 2, dated October 12, 1995, to Remote Access and Related Services Agreement, dated as of December 23, 1994.(3)

               - (d) Amendment No. 3, dated February 1, 1997, to Remote Access and Related Services Agreement, dated December 23, 1994.(3)

               - (e) Exhibit 1, effective as of August 4, 1997, to Remote Access and Related Services Agreement, dated December 23, 1994.(3)

               - (f) Preferred Registration Technology Escrow Agreement, dated September 10, 1997.(3)

               - (g) Amendment No. 4, dated June 30, 1998, to Remote Access and Related Services Agreement, dated December 23, 1994.(4)

               - (h) Amendment No. 5, dated July 1, 1998, to Remote Access and Related Services Agreement, dated December 23, 1994.(4)

               - (i) Amendment No. 6, dated August 30, 1999, to Remote Access and Related Services Agreement, dated December 23, 1994.(6)

               - (j) Amendment No. 7, dated February 29, 2000, to Remote Access and Related Services Agreement, dated December 23, 1994.(7)

               - (k) Amendment No. 8, dated June 26, 2000, to Remote Access and Related Services Agreement, dated December 23, 1994.(7)

               - (l) Amendment No. 9, dated June 26, 2000, Restated and Amended Amendment No. 6 to Remote Access and Related Services Agreement, dated December 23, 1994.(7)

               - (m) Amendment No. 10, dated July 28, 2000, to Remote Access and Related Services Agreement, dated December 23, 1994.(7)

               - (n) Amendment, dated August 22, 2000, to Amendment No. 9, dated June 26, 2000, to Remote Access and Related Services Agreement, dated December 23, 1994.(7)

        (3) - Memorandum of Agreement, dated July 1, 2000, between Registrant and A I M Advisors, Inc.(7)

i       (1)    -  Opinion and Consent of Kirkpatrick & Lockhart LLP.(7)

        (2)    -  Opinion and Consent of Delaware Counsel.(7)

j              -  Consent of PricewaterhouseCoopers LLP.(7)

k              -  Omitted Financial Statements - None.

l              -  Letter of Investment Intent.(1)

m       (1)    -  (a) Distribution Plan, effective May 29, 1998, adopted
                  pursuant to Rule 12b-1 with respect to Class A and C shares was filed as an Exhibit to Registrant's Post-Effective
                  Amendment No. 7 on February 12, 1999.

               - (b) Amendment No. 1, dated September 8, 1998, to the Distribution Plan, dated as of May 29, 1998, with respect to Class A and Class C shares.(7)

        (2) - Amended and Restated Distribution Plan, dated as of July 1, 1999, with respect to Class A and Class C shares.(7)

        (3) - Second Amended and Restated Distribution Plan, dated as of July 1, 2000, with respect to Class A and Class C shares.(7)

        (4) - (a) Distribution Plan, effective May 29, 1998, adopted pursuant to Rule 12b-1 with respect to Class B shares was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on February 12, 1999.

               - (b) Amendment No. 1, dated September 8, 1998, to the Distribution Plan, dated as of May 29, 1998, with respect to Class B shares.(7)

        (5) - First Amended and Restated Master Distribution Plan, dated as of December 31, 2000, with respect to Class B shares.(7)

        (6) - (a) Form of Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan.(5)

               - (b) Form of Bank Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan.(5)

               - (c) Form of Variable Group Annuity Contractholder Service Agreement.(7)

               - (d) Form of Service Agreement for Bank Trust Department and for Broker to be used in connection with Registrant's Master Distribution Plan.(5)

               - (e) Form of Agency Pricing Agreement to be used in connection with Registrant's Master Distribution Plan.(5)

               - (f) Form of Shareholder Service Agreement for Shares of the Mutual Funds.(7)

n              -  Multiple Class Plan of AIM Investment Funds, AIM Growth Series
                  and Registrant, effective February 11, 2000.(7)

o              -  Reserved.

p       (1)    -  The AIM Management Group Code of Ethics, adopted May 1, 1981, as last amended February 24, 2000, relating to A I M
                  Management Group Inc. and A I M Advisors, Inc.(7)

        (2)    -  The Code of Ethics of Registrant, dated June 23, 2000.(7)

        (3)    -  The Code of Ethics of Registrant, dated September 28, 2000.(7)

----------
    (1) Incorporated herein by reference to Pre-Effective Amendment No. 1, filed electronically on August 22, 1997.
    (2) Incorporated herein by reference to Post-Effective Amendment No. 4, filed electronically on June 1, 1998.
    (3) Incorporated herein by reference to Post-Effective Amendment No. 6, filed electronically on August 26, 1998.
    (4) Incorporated herein by reference to Post-Effective Amendment No. 7, filed electronically on February 12, 1999.
    (5) Incorporated herein by reference to Post-Effective Amendment No. 8, filed electronically on April 6, 1999.
    (6) Incorporated herein by reference to Post-Effective Amendment No. 11, filed electronically on April 28, 2000.
    (7) Filed herewith electronically.



Item 24.     Persons Controlled by or Under Common Control with Registrant

         None.

Item 25.     Indemnification



         Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, provides for indemnification of certain persons acting on behalf of the Registrant. Article VIII, Section 8.1 provides that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission, or obligation of the Registrant or any Trustee; provided, however, that nothing contained in the Registrant's Agreement and Declaration of Trust or in the Delaware Business Trust Act shall protect any Trustee against any liability to the Registrant or the Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee.


         Article VII, Section 3 of the Registrant's Amended and Restated By-Laws also provides that every person who is, or has been, a Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by the Delaware Business Trust Act, the Registrant's Amended and Restated By-Laws and other applicable law.



         A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM and their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of coverage.


         Section 13 of the Master Investment Advisory Agreement between the Registrant and AIM provides that AIM shall not be subject to liability to the Registrant or to the Fund or to any Shareholder of the Fund for any act or omission in the course of, or connected with, rendering services pursuant to the Master Investment Advisory Agreement. The Master Investment Advisory Agreement also provides that AIM shall not be subject to liability for any losses that may be sustained in the purchase, holding or sale of any security, except losses resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of AIM or any of its officers, director or employees.


Item 26.     Business and Other Connections of Investment Advisor



         The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. Reference is also made to the caption "Fund Management - The Manager" of the Prospectus which comprises Part A of the Registration Statement, and to the caption "Management" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to Item 27(b) of this Part C.


Item 27.     Principal Underwriters
         (a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:


                 AIM Advisor Funds


                 AIM Equity Funds

                 AIM Floating Rate Fund
                 AIM Funds Group
                 AIM Growth Series
                 AIM International Funds, Inc.
                 AIM Investment Funds

                 AIM Investment Securities Funds

                 AIM Special Opportunities Funds

                 AIM Summit Fund

                 AIM Tax-Exempt Funds

                 AIM Variable Insurance Funds

         (b)


Name and Principal           Position and Offices          Position and Offices
Business Address*            with Principal Underwriter    with Registrant
-----------------            --------------------------    ---------------

Michael J. Cemo              President & Director          None

Gary T. Crum                 Director                      Vice President

Robert H. Graham             Senior Vice President &       Chairman, President &
                             Director                      Trustee

W. Gary Littlepage           Senior Vice President &       None
                             Director

James L. Salners             Executive Vice President      None

Marilyn M. Miller            Senior Vice President         None

Gene L. Needles              Senior Vice President         None

Gordon J. Sprague            Senior Vice President         None

Michael C. Vessels           Senior Vice President         None

B.J. Thompson                First Vice President          None

James R. Anderson            Vice President                None

Mary K. Coleman              Vice President                None

Mary A. Corcoran             Vice President                None

Melville B. Cox              Vice President & Chief        Vice President
                             Compliance Officer

Sidney M. Dilgren            Vice President                None

Glenda A. Dayton             Vice President                None

Tony D. Green                Vice President                None

Dawn M. Hawley               Vice President & Treasurer    None

Ofelia M. Mayo               Vice President, General       Assistant Secretary
                             Counsel & Assistant
                             Secretary

Charles H. McLaughlin        Vice President                None

Ivy B. McLemore              Vice President                None

Terri L. Ransdell            Vice President                None

----------
*11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Name and Principal           Position and Offices          Position and Offices
Business Address*            with Principal Underwriter    with Registrant
-----------------            --------------------------    ---------------

Carol F. Relihan             Vice President                Vice President &
                                                           Secretary

Kamala C. Sachidanandan      Vice President                None

Christopher T. Simutis       Vice President                None

Gary K. Wendler              Vice President                None

Norman W. Woodson            Vice President                None

David E. Hessel              Assistant Vice President,     None
                             Assistant Treasurer
                             & Controller

Kathleen J. Pflueger         Secretary                     Assistant Secretary

Luke P. Beausoleil           Assistant Vice President      None

Sheila R. Brown              Assistant Vice President      None

Scott E. Burman              Assistant Vice President      None

Mary E. Gentempo             Assistant Vice President      None

Simon R. Hoyle               Assistant Vice President      None

Kathryn A. Jordan Capage     Assistant Vice President      None

Rebecca Starling-Klatt       Assistant Vice President      None

Kim T. McAuliffe             Assistant Vice President      None

David B. O'Neil              Assistant Vice President      None

Nicholas D. White            Assistant Vice President      None

Nancy L. Martin              Assistant General Counsel     Assistant Secretary
                             & Assistant Secretary

P. Michelle Grace            Assistant Secretary           Assistant Secretary

Lisa A. Moss                 Assistant Secretary           Assistant Secretary



         (c)  -  Not Applicable


Item 28.     Location of Accounts and Records



         Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Registrant

----------
*11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 and its advisor, A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and its custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

         Records covering shareholder accounts and portfolio transactions are also maintained and kept by the Registrant's Transfer Agent, A I M Fund Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.


Item 29.     Management Services



         None.


Item 30.     Undertakings

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 26th day of April, 2001.

                                       REGISTRANT:    AIM SERIES TRUST


                                       By: /s/ Robert H. Graham
                                          --------------------------------------
                                          Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

            SIGNATURES                      TITLE                    DATE
            ----------                      -----                    ----

     /s/ Robert H. Graham             Chairman, Trustee &       April 26, 2001
-----------------------------------   President (Principal
        (Robert H. Graham)             Executive Officer)

     /s/ C. Derek Anderson                 Trustee              April 26, 2001
-----------------------------------
        (C. Derek Anderson)

      /s/ Frank S. Bayley                   Trustee             April 26, 2001
-----------------------------------
         (Frank S. Bayley)

      /s/ Ruth H. Quigley                   Trustee             April 26, 2001
-----------------------------------
         (Ruth H. Quigley)

      /s/ Dana R. Sutton                 Vice President &       April 26, 2001
-----------------------------------    Treasurer (Principal
         (Dana R. Sutton)                 Financial and
                                        Accounting Officer)

                                INDEX TO EXHIBITS

                                AIM SERIES TRUST


Exhibit Number
--------------

a(3) Second Amendment, dated February 11, 2000, to the Agreement and Declaration of Trust of Registrant, dated May 7, 1998

a(4) Amendment No. 3, dated May 24, 2000, to the Agreement and Declaration of Trust of Registrant, dated May 7, 1998

a(5) Amendment No. 4, dated December 5, 2000, to the Agreement and Declaration of Trust of Registrant, dated May 7, 1998

b(1)(b) First Amendment, adopted June 15, 1999, to the Amended and Restated By-Laws, dated December 10, 1998

e(1) First Amended and Restated Distribution Agreement, dated July 1, 2000, between Registrant and A I M Distributors, Inc. with respect to Class A and Class C shares

e(2) First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant and A I M Distributors, Inc. with respect to Class B shares

e(4) Form of Select Dealer Agreement for Investment Companies Managed by A I M Advisors, Inc.

g(1)(a) Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company

g(1)(b) Amendment, dated May 1, 2000, to the Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company

g(2)(a) Subcustodian Agreement, dated September 9, 1994, among the Registrant, Texas Commerce Bank National Association, State Street Bank and Trust Company and A I M Fund Services, Inc.

g(2)(b) Amendment No.1, dated October 2, 1998, to the Subcustodian Agreement, dated September 9, 1994, among the Registrant, Chase Bank of Texas N.A. (formerly Texas Commerce Bank), State Street Bank and Trust Company and A I M Fund Services, Inc.

h(1)(e) Amendment No. 4, dated July 1, 2000, to the Transfer Agency and Service Agreement between Registrant and A I M Fund Services, Inc.

h(2)(j) Amendment No. 7, dated February 29, 2000, to Remote Access and Related Services Agreement, dated December 23, 1994

h(2)(k) Amendment No. 8, dated June 26, 2000, to Remote Access and Related Services Agreement, dated December 23, 1994

h(2)(l) Amendment No. 9, dated June 26, 2000, Restated and Amended Amendment No. 6 to Remote Access and Related Services Agreement, dated December 23, 1994

h(2)(m) Amendment No. 10, dated July 28, 2000, to Remote Access and Related Services Agreement, dated December 23, 1994

h(2)(n) Amendment, dated August 22, 2000, to Amendment No. 9, dated June 26, 2000, to Remote Access and Related Services Agreement, dated December 23, 1994
h(3) Memorandum of Agreement, dated July 1, 2000, between Registrant and A I M Advisors, Inc.

i(1)           Opinion and Consent of Kirkpatrick & Lockhart LLP

i(2)           Opinion and Consent of Delaware Counsel

j              Consent of PricewaterhouseCoopers LLP

m(1)(b) Amendment No. 1, dated September 8, 1998, to the Distribution Plan, dated as of May 29, 1998, with respect to Class A and Class C shares

m(2) Amended and Restated Distribution Plan, dated as of July 1, 1999, with respect to Class A and Class C shares

m(3) Second Amended and Restated Distribution Plan, dated as of July 1, 2000, with respect to Class A and Class C shares

m(4)(b) Amendment No. 1, dated September 8, 1998, to the Distribution Plan, dated as of May 29, 1998, with respect to Class B shares

m(5) First Amended and Restated Master Distribution Plan, dated as of December 31, 2000, with respect to Class B shares

m(6)(c)        Form of Variable Group Annuity Contractholder Service Agreement

m(6)(f)        Form of Shareholder Service Agreement for Shares of the Mutual
               Funds

n Multiple Class Plan of AIM Investment Funds, AIM Growth Series and Registrant, effective February 11, 2000

p(1) The AIM Management Group Code of Ethics, adopted May 1, 1981, as last amended February 24, 2000, relating to A I M Management Group Inc. and A I M Advisors, Inc.

p(2)           The Code of Ethics of Registrant, dated June 23, 2000

p(3)           The Code of Ethics of Registrant, dated September 28, 2000